                           Registration No. 33-19605

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                        Post-Effective Amendment No. 10
                                      to
                                   Form S-6

                     FOR REGISTRATION UNDER THE SECURITIES
                         ACT OF 1933 OF SECURITIES OF
                       UNIT INVESTMENT TRUSTS REGISTERED
                                ON FORM N-8B-2

A.     Exact name of Trust:     MML Bay State Variable Life Separate Account I

B.     Name of Depositor:       MML Bay State Life Insurance Company

C.     Complete address of      1295 State Street
       Depositor's principal    Springfield, MA  01111
       executive offices:

It is proposed that this filing will become effective (check appropriate box)

             immediately upon filing pursuant to paragraph (b) of Rule 485.
----------

    X        on May 1, 1998 pursuant to paragraph (b) of Rule 485.
----------

             60 days after filing pursuant to paragraph (a) of Rule 485.
----------

             on (date) pursuant to paragraph (a) of Rule 485.
----------



----------------------------
STATEMENT PURSUANT TO RULE 24F-2

The Registrant has registered an indefinite number or amount of its variable life insurance contracts under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Rule 24f-2 Notice for Registrant's fiscal year ending December 31, 1997 was filed on March 20, 1998.

                       CROSS REFERENCE TO ITEMS REQUIRED
                                BY FORM N-8B-2

Item No. of
Form N-8B-2   Caption
-----------   -------

1      Cover Page; Basic Questions and Answers About Us and Our Policy
2      Cover Page; The Separate Account
3      Not Applicable
4      Sales and Other Agreements
5      The Separate Account
6      The Separate Account
7      Not Applicable
8      Not Applicable
9      Legal Proceedings
10 General Provisions of the Policy; Death Benefits Under the Policies; Free Look Provision; Account Value and Cash Surrender Value; Policy Loan Privilege; The Separate Account; The Guaranteed Principal Account; Charges Under the Policy; Sales and Other Agreements; When We Pay Proceeds; Payment Options; Our Rights; Your Voting Rights; Basic Questions and Answers About Us and Our Policy
11     The Separate Account
12     The Separate Account; Sales and Other Agreements
13     The Separate Account; Charges Under the Policy
14 Basic Questions and Answers About Us and Our Policy; The Separate Account; Sales and Other Agreements
15 Basic Questions and Answers About Us and Our Policy; General Provisions of the Policy
16     The Separate Account; Investment Return
17     Cash Surrender Value; Withdrawal
18     The Separate Account
19     Service Agreement; Records and Reports
20     Not Applicable
21     Policy Loan Privilege
22     Not Applicable
23     Bonding Arrangement
24 Limits on Our Right to Challenge the Policy; Suicide; Misstatement of Age or Sex; Assignment; Beneficiary; Our Rights; The Separate Account
25     Basic Questions and Answers About Us and Our Policy
26     Not Applicable
27     Basic Questions and Answers About Us and Our Policy
28     Directors and Principal Officers of MML Bay State Life Insurance Company

                           CROSS REFERENCE TO ITEMS REQUIRED
                                      BY FORM N-8B-2

Item No. of
Form N-8B-2   Caption
-----------   -------

29     Basic Questions and Answers About Us and Our Policy
30     Not Applicable
31     Not Applicable
32     Not Applicable
33     Not Applicable
34     Not Applicable
35     Basic Questions and Answers About Us and Our Policy
36     Not Applicable
37     Not Applicable
38     Sales and Other Agreements
39     Sales and Other Agreements
40     Sales and Other Agreements
41     Sales and Other Agreements
42     Not Applicable
43     Sales and Other Agreements
44 The Separate Account; Investment return; Charges for Federal Income Tax; General Provisions of the Policy
45     Not Applicable
46     The Separate Account; Investment Return
47     The Separate Account
48     The Separate Account; Investment Return
49     Not Applicable
50     The Separate Account
51     Cover Page; Basic Questions and Answers About Us and Our Policy
52     The Separate Account; Our Rights
53     Federal Income Tax Considerations
54     Not Applicable
55     Not Applicable
56     Not Applicable
57     Not Applicable
58     Not Applicable
59     Report of Independent Accountants and Financial Statements

                      MML BAY STATE LIFE INSURANCE COMPANY

                               Variable Life Plus

             FLEXIBLE PREMIUM VARIABLE WHOLE LIFE INSURANCE POLICY*

                 ISSUED BY MML BAY STATE LIFE INSURANCE COMPANY

This Prospectus describes a flexible premium variable whole life insurance policy being offered by MML Bay State Life Insurance Company ("MML Bay State"). The Policy provides lifetime insurance protection and has flexibility with respect to premium payments and Death Benefits. Each Policyowner also has several investment alternatives. Allocations of premium may be made among a Guaranteed Principal Account ("GPA") and one or more of the four divisions (the Equity Division, the Money Market Division, the Managed Bond Division, and the Blend Division) of the Variable Life Plus segment of MML Bay State Variable Life Separate Account I (the "Separate Account"), after certain deductions have been made.

The Death Benefit may, and Cash Surrender Value of a Policy will, vary up or down depending on the investment performance of the Separate Account divisions. While there is no guaranteed minimum Cash Surrender Value for a Policy invested in the Separate Account, a Policy's Death Benefit will never be less than its Selected Face Amount. Furthermore, the Policy will not lapse provided there are sufficient funds available to pay certain monthly charges.

The divisions of the Separate Account have distinct investment portfolios. The Equity Division of the Separate Account invests in shares of MML Equity Fund. This fund invests primarily in common stocks and other equity securities. The Money Market Division invests in shares of MML Money Market Fund. This fund invests primarily in short-term debt instruments. The Managed Bond Division invests in shares of MML Managed Bond Fund. This fund invests primarily in publicly issued, readily marketable, fixed-income securities. The Blend Division invests in shares of MML Blend Fund. This fund invests in a portfolio of common stocks and other equity-type securities, bonds and other debt securities with maturities generally exceeding one year, and money market instruments and other debt securities with maturities generally not exceeding one year.

All Policies are serviced through MML Bay State's Principal Administrative Office. The Principal Administrative Office is located in Springfield, Massachusetts. The mailing address is MML Bay State Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111. The telephone number is (413) 788-8411.

                                   May 1, 1998

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE PROSPECTUS OF MML SERIES INVESTMENT FUND.

THIS PROSPECTUS SHOULD BE READ AND RETAINED FOR FURTHER REFERENCE.

THE PURPOSE OF THE POLICY WE ARE OFFERING IS TO PROVIDE INSURANCE PROTECTION FOR A POLICY'S BENEFICIARY. WE DO NOT CLAIM THAT THE POLICY IS IN ANY WAY SIMILAR TO OR COMPARABLE TO A MUTUAL FUND'S SYSTEMATIC INVESTMENT PLAN.

REPLACING EXISTING INSURANCE WITH THE POLICY DESCRIBED IN THIS PROSPECTUS MAY NOT BE TO YOUR ADVANTAGE.

This Prospectus does not constitute an offer of, or solicitation of an offer to acquire, any interest or participation in the flexible premium variable whole life insurance policies offered by this Prospectus in any jurisdiction to anyone to whom it is unlawful to make such an offer or solicitation in such jurisdiction.

                                         * Title may vary in some jurisdictions.

Table Of Contents
                                                                            Page
                                                                            ----
Definition of Terms ..................................................         3
Basic Questions and Answers About Us
   and Our Policy ....................................................         4
What are MML Bay State and MassMutual? ...............................         4
What variable life insurance policy were we offering? ................         4
Availability .........................................................         4
What is the Account Value of the Policy? .............................         4
What are the divisions of the Separate Account? ......................         4
What is the Guaranteed Principal Account? ............................         4
Is the level of the Death Benefit guaranteed? ........................         4
Is the Death Benefit subject to income taxes? ........................         5
Does the Policy have a Cash Surrender Value? .........................         5
What is a modified endowment contract? ...............................         5
Can this policy become a modified endowment
    contract? ........................................................         5
What about Premiums? .................................................         5
Premium Payments .....................................................         5
When are Premiums put into the Guaranteed
    Principal Account or the Separate Account? .......................         5
How can the Net Premium and the Account Value of the
    Policy be allocated among the Guaranteed Principal
    Account and the Separate Account divisions? ......................         5
How long will the Policy remain in force? ............................         5
Are there charges against the Policy? ................................         6
What is the loan privilege and how does a loan
    affect the Policy's Death Benefit and Cash
    Surrender Value? .................................................         6
Do I have a right to cancel? .........................................         6
Can the Policy be exchanged for a fixed benefit policy? ..............         6
Charges Under the Policy .............................................         6
Deductions from Premiums .............................................         6
  Sales Charge .......................................................         6
  State Premium Tax Charge ...........................................         6
Account Value Charges ................................................         7
  Monthly Administrative Charge ......................................         7
  Charge for Cost of Insurance Protection ............................         7
Separate Account Charges .............................................         7
  Charges for Mortality and Expense Risks ............................         7
  Charges for Federal Income Taxes ...................................         7
Surrender Charges ....................................................         7
The Separate Account .................................................         8
Investments of the Separate Account ..................................         8
Rates of Return ......................................................         9
Performance Illustration .............................................        10
General Provisions of the Policy .....................................        13
Premiums .............................................................        13
Planned Premiums .....................................................        13
The Minimum Initial Premium ..........................................        13
Minimum and Maximum Premium Payments .................................        13
Termination ..........................................................        13
Grace Period .........................................................        13
Death Benefit Under the Policy .......................................        13
Selected Face Amount Changes .........................................        14
Account Value and Cash Surrender Value ...............................        14
Account Value ........................................................        14
Investment Return ....................................................        14
Cash Surrender Value .................................................        14
Withdrawals ..........................................................        14
Policy Loan Privilege ................................................        15
Source of Loan .......................................................        15
If Loans Exceed the Policy Account Value .............................        15
Interest .............................................................        15
Repayment ............................................................        15
Interest on Loaned Value .............................................        15
Effect of Loan .......................................................        15
Free Look Provision ..................................................        15
Your Voting Rights ...................................................        16
Our Rights ...........................................................        16
Directors and Principal Officers of
    MML Bay State ....................................................        16
The Guaranteed Principal Account .....................................        18
Federal Income Tax Considerations ....................................        18
MML Bay State-Tax Status .............................................        18
Policy Proceeds, Premiums and Loans ..................................        18
Modified Endowment Contracts .........................................        19
Qualified Plans ......................................................        20
Diversification Standards ............................................        20
Additional Provisions of the Policy ..................................        20
Reinstatement Option .................................................        20
Payment Options ......................................................        21
Fixed Amount Payment Option ..........................................        21
Fixed Time Payment Option ............................................        21
Interest Payment Option ..............................................        21
Lifetime Payment Option ..............................................        21
Joint Lifetime Payment Option ........................................        21
Joint Lifetime Payment Option with Reduced
    Payments .........................................................        21
Withdrawal Rights under Payment Options ..............................        21
Additional Benefits You Can Get by Rider .............................        21
  Waiver of Monthly Charges Rider ....................................        21
  Accidental Death Benefit Rider .....................................        21
  Insurability Protection Rider ......................................        21
  Accelerated Death Benefit Rider ....................................        21
Beneficiary ..........................................................        22
Assignment ...........................................................        22
Limits on Our Right to Challenge the Policy ..........................        22
Misstatement of Age or Sex ...........................................        22
Suicide ..............................................................        22
When We Pay Proceeds .................................................        22
Records and Reports ..................................................        22
Sales and Other Agreements ...........................................        22
Commissions Schedule .................................................        23
Bonding Arrangement ..................................................        23
Legal Proceedings ....................................................        23
Experts ..............................................................        23
Financial Statements .................................................        23
Appendix A
Illustrations of Death Benefits, Cash Surrender Values
    and Accumulated Premiums .........................................         A

Definition Of Terms

Account Value: The sum of the Variable Account Value and the Fixed Account Value of the Policy.

Beneficiary: The person or persons specified by the Policyowner to receive insurance proceeds after the Insured dies.

Cash Surrender Value: The amount payable to a Policy-owner upon surrender of the Policy. It is equal to the Account Value less any surrender charges and less any Policy Debt.

Death Benefit: The amount payable to the named Beneficiary when the Insured dies. It equals the greater of the Selected Face Amount or the Minimum Face Amount in effect on the date of death less Policy Debt, plus unearned or minus unpaid monthly deductions.

Effective Annual Rate of Return: The interest rate which, if applied to the value of an investment at the beginning of a stated period and compounded annually, would result in the value of that investment at the end of the period.

Fixed Account Values: Account Values which are allocated to the Guaranteed Principal Account.

Insured: Person whose life this Policy insures.

Issue Date: The same as the Policy Date.

Minimum Face Amount: An amount equal to Account Value times the Minimum Face Amount percentage. These percentages depend upon the Insured's age, sex, and smoking classification.

Monthly Calculation Date: The date on which the monthly deductions under the Policy are deducted from the Account Value. The first Monthly Calculation Date will be the Policy Date, and subsequent monthly deductions will be on the same date of each succeeding calendar month.

Net Premium: Premium paid less sales expense and premium tax charges.

Policy: The flexible premium variable whole life insurance policy offered by MML Bay State that is described in this Prospectus.

Policy Anniversary: The anniversary of the Policy Date.

Policyowner: The person who owns the Policy.

Policy Date: The date shown in the Policy which is the starting point for determining Policy Anniversary Dates, Policy Years and Monthly Calculation Dates.

Policy Debt: The amount of the obligation from a Policyowner to MML Bay State from outstanding loans to the Policyowner under the Policy. This amount includes any loan interest accrued to date.

Policy Year: The twelve month period commencing with the Policy Date, and each twelve month period thereafter.

Premiums: The total dollar amount paid for the Policy.

Premium Tax: The amount of premium tax, if any, charged by a state or other governmental authority.

Principal Administrative Office: The administrative office of MML Bay State, which is located at: 1295 State Street, Springfield, Massachusetts 01111.

Register Date: The date the Company allocates the initial premium less certain deductions to the Guaranteed Principal Account and/or the divisions of the Separate Account. The Register Date cannot be prior to the Policy Date.

Selected Face Amount: The amount of insurance coverage originally chosen or as subsequently changed by the Policyowner.

Separate Account: The segregated asset account called "MML Bay State Variable Life Separate Account I" established by MML Bay State under the laws of Missouri, maintained under the laws of Connecticut and registered as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act"). The Separate Account is used to receive and invest premiums for this Policy and for other variable life insurance policies issued by MML Bay State. For each such policy there is a designated segment of the Separate Account.

Surrender: A surrender by the Policyowner of all rights under the Policy in exchange for the entire Cash Surrender Value under the Policy.

Valuation Date: Any date on which the value of the net assets of the shares of the Funds is determined. Generally, this will be any day on which the New York Stock Exchange is open for trading.

Valuation Period: The period, consisting of one or more days, from one Valuation Time to the next succeeding Valuation Time.

Valuation Time: The time of the close of the New York Stock Exchange (currently 4:00 p.m. New York time) on a Valuation Date. All actions which are to be performed on a Valuation Date will be performed as of the Valuation Time.

Variable Account Values: Account Values which are allocated to any of the divisions of the Separate Account.

Withdrawal: A withdrawal of Account Value by the Policyowner. A withdrawal is subject to certain limitations, and may not be made until the Policy has been in force for six months.

Basic Questions and Answers
About Us and Our Policy

What are MML Bay State and MassMutual? MML Bay State was organized under the laws of Missouri in 1894 and is now domiciled in Connecticut. MML Bay State currently is licensed to transact life (including flexible premium variable whole life), accident, and health insurance business in the District of Columbia and all states except New York.

Massachusetts Mutual Life Insurance Company ("MassMutual") purchased all of the issued and outstanding stock of Western Life Insurance Company of America on December 30, 1981. Our name was changed to MML Bay State Life Insurance Company in March of 1982.

As of December 31, 1997, MassMutual had estimated total assets under management of $152.5 billion and total unconsolidated MassMutual assets in excess of $57.5 billion.

What variable life insurance policy were we offering? This Prospectus describes a Flexible Premium Variable Whole Life Insurance Policy (the "Policy") that was offered by MML Bay State. The Policy is no longer offered for sale to the public. Policyowners may continue, however, to make premium payments under the Policies.

We issued this Policy to provide for a Death Benefit, Cash Surrender Value, loan privileges and flexible premiums. It is called "flexible" because the Policyowner, subject to certain limitations, may select the timing and amount of premium payments and adjust the Death Benefit by increasing or decreasing the Selected Face Amount. It is called "variable" because, unlike the fixed benefits of a traditional whole life policy, the Death Benefits may, and Cash Surrender Values most likely will vary to the extent that Account Value under the Policy is allocated to the division(s) of the Separate Account.

The Policy is a legal contract between the Policyowner and MML Bay State. The entire contract consists of the application for the Policy (the "Application") and the Policy, which includes any riders the Policy has.

Availability. The Policy was available to Policyowners who were purchasing a Policy in connection with retirement plans which qualify for tax benefits under the Internal Revenue Code (the "qualified market") and other Policyowners (the "nonqualified market"). The minimum Selected Face Amount of a Policy you could have applied for varied with the Insured's age. In the nonqualified market, the minimum Selected Face Amount is $50,000 for ages 0-35; $40,000 for ages 36-40; $30,000 for ages 41-45; $20,000 for ages 46-50; and $15,000 for ages 51 or above. Increases in Selected Face Amounts must be for at least $15,000. In the qualified market or when simplified underwriting methods are used, the minimum Selected Face Amount is $15,000 for ages 0-55; $14,000 for age 56; $13,000 for age 57; $12,000 for age 58; $11,000 for age 59; and $10,000 for ages 60 and above. Increases must be for at least $5,000. The Insured may not be older than age 82 as of the Policy Date or the date of any increase in Selected Face Amount.

In Massachusetts and Montana, this Policy was issued on a unisex basis, and any reference in this Prospectus which makes a distinction based on the sex of the Insured shall be disregarded. Likewise, all references to the mortality tables applicable to this Policy are deleted for Massachusetts and Montana Policies and "1980 Commissioners Standard Ordinary Mortality Table B, Smoker or Non-Smoker" are substituted therefor.

What is the Account Value of the Policy? The Account Value is determined by the amount and frequency of premium payments, the investment experience of the divisions chosen by the Policyowner (the Variable Account Value), the interest earned on Account Value allocated to the GPA (the Fixed Account Value), and any withdrawals or charges imposed in connection with the Policy. The Policyowner bears the investment risk associated with appreciation or depreciation in value of the underlying assets of the Separate Account divisions.

What are the divisions of the Separate Account? The designated segment of the Separate Account has four divisions: the Equity Division, the Money Market Division, the Managed Bond Division and the Blend Division. Each division of the Separate Account invests only in the shares of a single investment company or a single series of an investment company. The divisions are designed to provide money to pay benefits under the Policy but they do not guarantee a minimum interest rate nor guarantee against asset depreciation.

The Equity Division invests in shares of MML Equity Fund. The Money Market Division invests in shares of MML Money Market Fund. The Managed Bond Division invests in shares of MML Managed Bond Fund. The Blend Division invests in shares of MML Blend Fund. MML Equity Fund, MML Money Market Fund, MML Managed Bond Fund and MML Blend Fund (the "Funds") are separate series of shares of MML Series Investment Fund (the "Trust"), a no-load, open-end, management investment company. MassMutual (or its wholly-owned subsidiaries) acts as investment manager for the Trust.

What is the Guaranteed Principal Account ("GPA")? As an alternative to the Separate Account, you may allocate or transfer all or part of your funds to the GPA. Such amounts become part of MML Bay State's general account assets. The Policyowner is not entitled to share in the investment experience of those assets. Rather, MML Bay State guarantees a rate of return on the allocated amount equal to the greater of: (a) 4% and (b) the rate determined by the Treasury Bill Index. Although MML Bay State is not obligated to credit interest at a rate higher than this minimum, it may declare a higher rate applicable for such periods as it deems appropriate. For details see THE GUARANTEED PRINCIPAL ACCOUNT.

Is the level of the Death Benefit guaranteed? So long as the Policy remains in force, the Death Benefit will be the greater of the Policy's Selected Face Amount or the Minimum Face Amount in effect on the date of death of the Insured. Death Benefit proceeds will, however, be reduced by any outstanding Policy Debt, plus or minus unearned or unpaid monthly deductions, or increased by any additional benefits added by rider.

Is the Death Benefit subject to income taxes? A Death Benefit paid under a Policy may be fully excludable from the gross income of the Beneficiary for federal income tax purposes.

For details see FEDERAL INCOME TAX CONSIDERATIONS - Policy Proceeds, Premiums and Loans.

Does the Policy have a Cash Surrender Value? The Policyowner may surrender the Policy at any time and receive its Account Value less any Policy Debt less any applicable surrender charge. Withdrawals are also allowed subject to certain restrictions. The Cash Surrender Value of a Policy fluctuates with the investment performance of the Separate Account divisions in which the Policy has Account Value and the amount held in the GPA. It may increase or decrease daily.

For federal income tax purposes, the Policyowner usually is not taxed on increases in the Cash Surrender Value until fully surrendering the Policy. In connection with certain withdrawals of Account Value and loans on the Policy, however, the Policyowner may be taxed on all or a part of the amount distributed.

For details see CASH SURRENDER VALUE and FEDERAL INCOME TAX CONSIDERATIONS - Policy Proceeds, Premiums and Loans.

What is a modified endowment contract? A modified endowment contract (as defined by the Internal Revenue Code) is a life insurance policy under which the premiums paid during the first seven contract years exceed the cumulative premiums payable under a policy providing for guaranteed benefits upon the payment of seven level annual premiums. Certain changes to the policy can subject it to retesting for a new seven-year period. During the Insured's lifetime, distributions from a modified endowment contract, including collateral assignments, loans and withdrawals, are taxable to the extent of any income in the contract and may also incur a penalty tax if the Policyowner is not 59 1/2.

Can this Policy become a modified endowment contract? Since this Policy permits flexible premium payments, it may become a modified endowment contract. The Company currently has the systems capacity to test a Policy at issue to determine whether it will be classified as a modified endowment contract. This at-issue test examines the Policy for the first seven contract years, based on the Policy application and the initial premium requested, and based on the assumption that there were no increases in premium during the period. The Company has instituted procedures to monitor whether a Policy may become a modified endowment contract after issue.

For details see FEDERAL INCOME TAX CONSIDERATIONS - Modified Endowment
Contracts.

What about Premiums? There are two concepts which are important to the discussion of premiums for this Policy: the minimum initial premium; and the planned premium. These terms are used throughout this Prospectus.

A minimum initial premium was payable either at the time you submitted your Application or at some time prior to the delivery of the Policy. The planned premium is elected on the Application and becomes the basis for the Policy's premium billing. The amount and timing originally selected in the Application may be changed at any time upon written request.

For details see GENERAL PROVISIONS OF THE POLICY - Premiums.

Premium Payments. You may make premium payments by mailing your check, clearly indicating your name and policy number, to the address indicated on the billing notice.

Wire Transfer. You may also make premium payments by instructing your bank to wire funds to:

Chase Manhattan Bank, New York, New York
ABA #021000021
MML Bay State Life Account #910-2-481026
Ref: Contract #
Name: (Contract Owner)

When are Premiums put into the Guaranteed Principal Account or the Separate Account? The Register Date is the day we received the first premium under the Policy or the day you provided us with a completed Part 1 of the Application, whichever is latest. On the Register Date, we put the premium paid less certain deductions (the "Net Premium") into the GPA and/or one or more of the divisions of the Separate Account as you chose. (Deductions are described in greater detail in Are there charges against the Policy?)

How can the Net Premium and the Account Value of the Policy be allocated among the Guaranteed Principal Account and the Separate Account divisions? When you applied for a Policy you chose the percentages of your premiums to be allocated to the divisions of the Separate Account and the GPA. You were allowed to choose any whole percentages as long as the total was 100%. The allocation of future net premiums may be changed at any time without charge.

The Account Value of the Policy may be transferred between the GPA or divisions of the Separate Account by written request. The Account Value may be transferred by amount or by percentage, subject to restrictions.

How long will the Policy remain in force? The Policy does not automatically terminate for failure to pay planned premiums. Payment of these amounts does not guarantee the Policy will remain in force. The Policy terminates only when the Account Value less any Policy Debt is insufficient to pay the monthly deduction, and a grace period expires without sufficient payment.

Are there charges against the Policy? Certain charges are made against the Policy. Two charges are deducted from each premium payment. A sales charge of 5% is used to partially cover sales expenses. A deduction of 2.5% is also made for state premium taxes. Each premium, net of these charges, is allocated to the GPA or the divisions of the Separate Account and becomes a part of the Account Value.

For details see DEDUCTIONS FROM PREMIUMS.

Certain monthly charges are deducted directly from the Policy's Account Value on each Monthly Calculation Date. There will be a monthly deduction equal to the sum of a mortality charge, the cost of optional benefits added by rider and an administrative charge.

Some deductions are made on a daily basis against the assets of the Separate Account divisions. A daily charge calculated at an annual rate to .40% of the value of the assets of each division is charged for mortality and expense risks. Similarly, tax assessments are calculated daily. Currently, we are not making any charges for income taxes, but we may make charges in the future against the Separate Account divisions for federal income taxes attributable to them.

Cost of insurance charges under Policies insuring healthy lives are generally higher when the simplified underwriting procedure is used than if the Policy is fully underwritten. Cost of insurance charges for fully underwritten Policies will not exceed the maximum charges established by the 1980 Commissioners Standard Ordinary Mortality Tables. So cost of insurance charges for Policies issued under simplified underwriting procedures will not exceed 125% of the maximum charges so established for comparable fully underwritten Policies.

There are also certain charges when a Policyowner surrenders a Policy, decreases the Policy's Selected Face Amount or makes a Withdrawal of Account Value. Upon surrender or a decrease in Selected Face Amount, a surrender charge is assessed. The charge has a sales load component and an administrative component. The surrender charge is deducted from the Account Value at the time of surrender or decrease.

Withdrawals of Account Value are permitted subject to certain restrictions. A charge equal to the lesser of $25 or 2.0% of the amount withdrawn is imposed for each Withdrawal.

For details see SEPARATE ACCOUNT CHARGES, and FEDERAL INCOME TAX CONSIDERATIONS.

What is the loan privilege and how does a loan affect the Policy's Death Benefit and Cash Surrender Value? While the Policy is in force after the first Policy Year, a loan may be made on the Policy, provided that total Policy Debt does not exceed our limit. This limit is 90% (100% where required by law) of the total of the Policy's current Account Value less the then applicable surrender charge.

Do I have a right to cancel? Under the Free Look Provision the Policyowner has a limited right to return the Policy and receive a refund. This right expires on the latest of the following:

 . Ten days after the date you receive the Policy; or

 . Ten days after we mail you a Notice of Withdrawal Right; or

 . 45 days after Part 1 of the Policy Application was signed.

You have a similar right after an increase in Selected Face Amount, but it applies only to the increase.

The Policy may be returned to our Principal Administrative Office, to any of our agency offices, or to the agent who sold you the Policy. For details see FREE LOOK PROVISION.

Can the Policy be exchanged for a fixed benefit policy? You have a right to transfer all of your Account Value into the GPA at any time after issue. The transfer will take effect when we receive a suitable written request.

For details see EXCHANGE PRIVILEGE.

CHARGES UNDER THE POLICY

Certain charges are deducted to compensate MML Bay State for providing the insurance benefits under the Policy and any riders, for administering the Policy, for assuming certain risks, and for incurring certain expenses in distributing the Policy.

DEDUCTIONS FROM PREMIUMS

Prior to the allocation of the premium payment to the Account Value, a deduction is made for sales expenses and premium taxes.

Sales Charge. The sales charge component of the premium deduction is 5.0% and does not vary by year or amount paid. The amount of the sales charge in a Policy Year is not necessarily related to our actual sales expenses for that particular year. To the extent that sales expenses are not covered by the sales charge and the sales load surrender charge (for a discussion of the sales load surrender charge, see SURRENDER CHARGES), they will be recovered from MML Bay State surplus, including any amounts derived from the mortality and expense risk charge or the cost of insurance charge. For a discussion of the commissions paid under the Policy, see SALES AND OTHER AGREEMENTS Commissions Schedule.

State Premium Tax Charge. Various states and jurisdictions impose a tax on premiums received by insurance companies. These charges vary from state to state. We deduct 2.5% of each premium to cover state premium taxes. During 1997, the aggregate amount of such deductions from premiums was $2,317,369 for sales charges and $1,158,685 for state premium tax charges.

ACCOUNT VALUE CHARGES

On each Monthly Calculation Date, a monthly administrative charge, a cost of insurance charge, and a rider charge for the cost of any additional riders are deducted from the Variable Account Value and Fixed Account Value in proportion to the non-loaned Account Value in the Separate Account and the GPA.

Monthly Administrative Charge. Each month a $4 per Policy charge for nonqualified Policies and $5.25 per Policy charge for qualified Policies and Policies issued under our simplified underwriting procedures is deducted to compensate MML Bay State for costs incurred in providing certain administrative services including premium collection, recordkeeping, processing claims and communicating with Policyowners. This charge is not designed to produce a profit. Although this charge may increase or decrease, it will never exceed $8 per month. During 1997, the aggregate amount of such charges was $1,344,921.

Charge for Cost of Insurance Protection. A charge for the cost of insurance protection is deducted on each Monthly Calculation Date and is based on the sex, smoker class, underwriting procedures class, rating class and attained age of the Insured. The charge varies monthly because it is determined by multiplying the applicable cost of insurance rates by the amount at risk each Policy month. Charges for any optional benefits added by rider are also deducted from the Account Value.

When there is an increase in Selected Face Amount, the increased segment may have different ratings than the original contract amount. Each segment has its own such issue age, cut-off premium level, mortality charges, surrender charges, and commissions. Elected decreases in Selected Face Amount reduce or cancel prior segments and their associated cost of insurance rates on a last-in-first-out basis. During 1997, the aggregate amount of deductions for the charge for cost of insurance protection was $17,207,408.

SEPARATE ACCOUNT CHARGES

Charges for Mortality and Expense Risks. We charge the Separate Account divisions for the mortality and expense risks we assume. We deduct a daily charge at an effective annual rate of 0.40% of the value of each division's assets that come from the Policy. The aggregate amount of such charges, which are paid quarterly, against the Separate Account divisions in 1997 was $863,352.

The mortality risk we assume is that the group of lives insured under our Policies may, on average, live for shorter periods of time than we estimated. The expense risk we assume is that our costs of issuing and administering Policies may be more than we estimated.

If all the money we collect from this charge is not needed to cover Death Benefits and expenses, it will be our gain and will be used for any proper purpose, including payment of sales commissions. Conversely, even if the money we collect is insufficient, we will provide for all Death Benefits and expenses.

Charges for Federal Income Taxes. Although we do not currently make any charge against the Separate Account divisions for federal income taxes attributable to them, we may make such a charge eventually in order to provide for the future federal income tax liability of the Separate Account divisions. For more information on charges for federal income taxes, see FEDERAL INCOME TAX CONSIDERATIONS - MML Bay State - Tax Status.

SURRENDER CHARGES

If you surrender the Policy (or the surrender value is applied under a settlement option), we will deduct an amount equal to the sum of the surrender charges for the original Selected Face Amount and all increases in the Selected Face Amount. These charges have both an Administrative and Sales Load component. The surrender charge at any time is the sum of these parts.

The Administrative Surrender Charge is determined separately for each insurance segment in force. The charge begins at $5 per $1000 of the Policy's Selected Face Amount and grades down over 10 years to zero. This portion of the charge varies only by the Selected Face Amount and duration of the Policy. It is to partially reimburse MML Bay State for expenses it incurs in processing Applications for the Policies, including conducting medical examinations and determining insurability.

The Sales Load Surrender Charge is also determined separately for each insurance segment in force and is based on the surrender charge band for that segment. The surrender charge band set forth in the Policy is an amount generally calculated on the basis of the Selected Face Amount and varies by the age and sex of the Insured at the time of the purchase. Once determined, the band for a segment is not changed as the result of any subsequent decreases in Selected Face Amount. During the first 10 years following the issue of a segment, the charge is equal to 25% of the premiums paid for that segment up to the surrender change band for that segment, plus 5% of premiums paid in excess of one band but less than two bands, plus 4% of premiums in excess of two but less than three bands. In each case the surrender charge is in addition to the 5% sales charge deducted from each premium. Assuming a segment is surrendered during the first 10 years, the total sales charge is, therefore, equal to 30% of the premiums paid for that segment up to the band for that segment, plus 10% of premiums paid in excess of one band but less than two bands, plus 9% of premiums in excess of two but less than three bands, and 5% of all subsequent payments.

                       Surrender Charge Bands Per $1,000
                            of Selected Face Amount

                       Age 25         Age 40       Age 55
                       ------         ------       ------

                       $6.12          $11.90       $24.66

The Sales Load Surrender Charge, as calculated above, remains level for the first 10 years. In years 11 through 15, it reduces to zero in accordance with the percentages set forth in your Policy. Premiums paid are allocated to each insurance segment in proportion to the respective guideline annual premiums. This charge is designed to reimburse MML Bay State for expenses it incurs in distributing the Policies, prospectuses and sales literature.

Surrender charges for an insurance segment are also deducted when insurance segments are cancelled under a decrease in Selected Face Amount. Insurance segments are cancelled on a last purchased, first surrendered basis. If only a portion of an insurance segment is cancelled, a pro rata portion of the full surrender charge for the segment will be imposed.

A charge is assessed for each Withdrawal under the Policy. This charge is equal to the lesser of $25 or 2% of the amount withdrawn from the Policy. It is deducted from the amount withdrawn and the balance goes to the Policyowner. A Withdrawal will not be allowed if to do so would reduce the Account Value to an amount less than the cumulative sum of the Policy's minimum planned premiums to date.

THE SEPARATE ACCOUNT

The Separate Account was established on June 9, 1982 as a separate investment account of MML Bay State by MML Bay State's Board of Directors in accordance with the provisions of Chapter 376 of the Missouri Statutes. The Separate Account is registered under the Investment Company Act of 1940 as a unit investment trust. Registration does not involve supervision of the management or investment practices or policies of the Separate Account or of MML Bay State. Under Missouri law, however, both MML Bay State and the Separate Account are subject to regulation by the Division of Insurance of the State of Missouri. A designated segment of the Separate Account is also used to receive and invest premiums for other variable life insurance policies issued by MML Bay State.

Although the assets of the Separate Account are assets of MML Bay State, that portion of the Separate Account assets equal to the reserves and other liabilities of the Separate Account attributable to the Policies may not be used to satisfy any obligations that may arise out of any other business we may conduct. They may, however, be subject to liabilities arising from other variable life insurance policies which are funded by the Separate Account. In addition, we may from time to time at our discretion transfer to our general account those assets which exceed the reserves and other liabilities of the Separate Account. Such transfers will not adversely affect the Separate Account.

Income, realized gains or losses and unrealized gains or losses from each division of the Separate Account are credited to or charged against that division without regard to any of our other income, gains or losses.

MML Bay State may accumulate in the Separate Account the charge for expense and mortality risks, monthly charges assessed against the Policy and investment results applicable to those assets that are in excess of net assets supporting the Policies.

Investments of the Separate Account. The Separate Account has four divisions attributable to the Policy, each of which invests in the shares of a single Fund of the Trust. The divisions of the Separate Account are:

 . The Equity Division - Amounts credited to this division are invested in shares of MML Equity Fund, or its successor;

 . The Money Market Division - Amounts credited to this division are invested in shares of MML Money Market Fund, or its successor;

 . The Managed Bond Division - Amounts credited to this division are invested in shares of MML Managed Bond Fund, or its successor; and

 . The Blend Division - Amounts credited to this division are invested in shares of MML Blend Fund, or its successor.

The shares of the underlying Fund purchased by each division of the Separate Account will be held by MML Bay State as custodian for the Separate Account.

The Trust is an open-end, diversified, management investment company registered under the Investment Company Act of 1940, consisting of the four Funds described above, each of which has its own investment objectives and policies. MassMutual established the Trust for the purpose of providing a vehicle for the investment of assets of various separate investment accounts, including the Separate Account, established by MassMutual and life insurance company subsidiaries of MassMutual. Shares of the Funds are not offered to the general public, but solely to separate investment accounts established by MassMutual and its life insurance company subsidiaries. The Separate Account purchases and redeems shares of the Funds at their net asset value which is determined at the time of the receipt of the purchase order or redemption request without the imposition of any sales or redemption charge.

The primary investment objective of MML Equity Fund is to achieve a superior total rate of return over an extended period of time of both capital appreciation and current income. A secondary investment objective is the preservation of capital when business and economic conditions indicate that investing for defensive purposes is appropriate. The assets of this Fund are normally expected to be invested primarily in common stocks and other equity-type securities.

The investment objectives of MML Money Market Fund are to achieve high current income, the preservation of capital, and liquidity. The assets of this Fund are invested in short-term debt instruments, including but not limited to commercial paper, certificates of deposit, bankers' acceptances, and obligations of the United States government, its agencies and instrumentalities.

The investment objective of MML Managed Bond Fund is to achieve as high a total rate of return on an annual basis as is considered consistent with the preservation of capital values. The assets of this Fund are invested primarily in publicly issued, readily marketable, fixed income securities of such maturities as MassMutual deems appropriate from time to time in light of market conditions and prospects.

The investment objective of MML Blend Fund is to achieve as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk and the preservation of capital values. This Fund invests in a portfolio of common stocks and other equity-type securities, bonds and other debt securities with maturities generally exceeding one year, and money market instruments and other debt securities with maturities generally not exceeding one year.

Citibank, N.A., with its home office located at 111 Wall Street, New York, NY 10005, acts as custodian for each of the Funds.

MassMutual serves as investment manager of each of the Funds pursuant to a separate investment management agreement executed by MassMutual and each Fund. Pursuant to such agreements, MassMutual is paid a quarterly fee at the annual rate of .50% of the first $100,000,000 of the Fund's average daily net asset value, .45% of the next $200,000,000, .40% of the next $200,000,000 and .35% of any excess over $500,000,000. During 1997, MassMutual earned the following investment management fee from each of the following funds:

MML Equity Fund................................................  $8,082,863
MML Money Market Fund..........................................  $  703,344
MML Managed Bond Fund..........................................  $  913,026
MML Blend Fund.................................................  $8,933,947

Concert Capital Management, Inc. ("Concert") served as the investment sub-adviser to MML Equity Fund and the Equity Sector of the MML Blend Fund from 1993-1996. Concert merged with and into David L. Babson & Company, Inc. ("Babson") effective December 31, 1996. Both Concert and Babson are wholly-owned subsidiaries of Babson Acquisition Corporation, which is a controlled subsidiary of MassMutual. Thus, effective January 1, 1997, Babson serves as the investment sub-adviser to MML Equity Fund and the Equity Sector of the MML Blend Fund. Both MassMutual and Babson are registered investment advisers under the Investment Advisers Act of 1940.

Additional information regarding the Funds may be found in the accompanying Prospectus for the Trust.

MassMutual is also the investment adviser to MassMutual Corporate Investors and MassMutual Participation Investors, closed-end investment companies; certain wholly-owned subsidiaries of MassMutual; and various employee benefit plans. MassMutual is the investment sub-adviser to Oppenheimer Investment Grade Bond Fund and Oppenheimer Value Stock Fund, each, open-end management investment companies.

The assets of certain variable annuity separate accounts for which MassMutual or an affiliate is the depositor are invested in shares of the Funds. Since these separate accounts are invested in the same underlying Funds it is possible that material conflicts could arise between owners of the Policies and owners of the variable annuity contracts. Possible conflicts could arise if: (i) state insurance regulators should disapprove or require changes in investment policies, investment advisers or principal underwriters or if MML Bay State should be permitted to act contrary to actions approved by holders of the Policies under rules of the Securities and Exchange Commission; (ii) adverse tax treatment of the Policies or the variable annuity contracts would result from utilizing the same underlying Funds; (iii) different investment strategies would be more suitable for the variable annuity contracts than for the Policies; or
(iv) state insurance laws or regulations or other applicable laws would prohibit the funding of both the Separate Account and other investment accounts by the same Funds. The Board of Trustees of the Trust will follow monitoring procedures which have been developed to determine whether material conflicts have arisen. Such Board will have a majority of trustees who are not interested persons of the Trust or MassMutual and determinations whether or not a material conflict exists will be made by a majority of such disinterested trustees. If a material irreconcilable conflict exists, MassMutual and MML Bay State will take such action at their own expense as may be required to cause the Separate Account to be invested solely in shares of mutual funds which offer their shares exclusively to variable life insurance separate accounts unless, in certain cases, the holders of both the Policies and the variable annuity contracts vote not to effect such segregation.

Rates of Return. The following tables show the Effective Annual Rates of Return based on the actual investment performance (after deduction of investment management fees and direct operating expenses) of the Fund underlying each division of the Separate Account. Table 1 shows figures for periods ended December 31, 1997; Table 2 shows December 31 annualized figures. These rates of return do not reflect the mortality and expense risk charges assessed against the Separate Account. Also, they do not reflect deductions from premiums or administrative and cost of insurance charges assessed against the account value of the Policies, nor do they reflect the Policy's surrender charges. (See CHARGES UNDER THE POLICY - DEDUCTIONS FROM PREMIUMS, ACCOUNT VALUE CHARGES AND SURRENDER CHARGES). Therefore, these rates are not illustrative of how actual investment performance will affect the benefits under the Policy (but see ACCOUNT VALUE AND CASH SURRENDER VALUE - Performance Illustration). An individualized hypothetical illustration may be available. The rates of return shown are not necessarily indicative of future performance. However, they may be considered in assessing the competence and performance of MassMutual and Babson as the Fund's investment advisers.

                Effective Annual Rates of Return

                  20        15         10         5        1
Fund             Years     Years      Years     Years     Year
----             -----     -----      -----     -----     ----
Equity          16.20%    16.19%     16.44%    18.25%   28.59%
Money Market    --         6.44       5.63       4.47    5.18
Managed Bond    --         9.73       9.08       7.79    9.91
Blend           --        13.67*     13.68      13.81   20.89

*From inception.

         ANNUALIZED ONE YEAR TOTAL RETURNS

                            MML         MML
  For the         MML      Money      Managed        MML
 year ended      Equity    Market      Bond         Blend
 ----------      ------    ------      ----         -----

    1997         28.59%     5.18%       9.91%       20.89%
    1996         20.25%     5.01%       3.25%       13.95%
    1995         31.13%     5.58%      19.14%       23.28%
    1994          4.10%     3.84%      (3.76%)       2.48%
    1993          9.52%     2.75%      11.81%        9.70%
    1992         10.48%     3.48%       7.31%        9.36%
    1991         25.56%     6.01%      16.66%       24.00%
    1990         (0.51%)    8.12%       8.38%        2.37%
    1989         23.04%     9.16%      12.83%       19.96%
    1988         16.68%     7.39%       7.13%       13.40%
    1987          2.10%     6.49%       2.60%        3.12%
    1986         20.15%     6.60%      14.46%       18.30%
    1985         30.54%     8.03%      19.94%       24.88%
    1984          5.40%    10.39%      11.69%        8.24%*
    1983         22.85%     8.97%       7.26%        -
    1982         25.67%    11.12%*     22.79%*       -
    1981          6.67%     -           -            -
    1980         27.62%     -           -            -
    1979         19.54%     -           -            -
    1978          3.71%     -           -            -
    1977         (0.52%)    -           -            -
    1976         24.77%     -           -            -
    1975         32.85%     -           -            -
    1974        (17.61%)*   -           -            -

* The figures shown are from inception of the Funds. The Money Market and Managed Bond Funds received initial funding on December 16, 1981. The Blend Fund received initial funding on February 3, 1984. The Equity Fund received initial funding September 15, 1971 (performance information prior to 1974 is not available).

Performance Illustration. The following tables show how the actual investment performance of the Funds of the Trust would have affected the Death Benefits and Cash Surrender Values of hypothetical Policies. Each table illustrates a Policy as of the earliest date for which performance figures are available for the illustrated Fund. Each table assumes that the illustrated Policy was issued to a male smoker age 35; insurance costs will vary under different mortality assumptions. The Policy in each table is issued for a Selected Face Amount of $100,000, with annual premiums of $1,200 paid at the beginning of each year and the full Account Value continuously reinvested in the Separate Account division corresponding with the particular Fund illustrated. Separate columns are shown for the current schedule of charges and for guaranteed mortality and expense charges and current fund level expenses.

                                        MML Equity Fund

                                                                                          Using Guaranteed Schedule of
                                               Using Current Schedule                    Mortality and Expense Charges
                                                       of Charges                       and Current Fund Level Expenses
                                               -----------------------                  -------------------------------

                                                Cash                                       Cash
  Calendar       Total Annual                 Surrender          Death                   Surrender              Death
   Year            Premiums                     Value           Benefit                    Value               Benefit
   ----            --------                     -----           -------                    -----               -------
   1974              $1,200                           $0      $100,000.00                        $0          $100,000.00
   1975              $2,400                    $1,289.37      $100,000.00                 $1,089.68          $100,000.00
   1976              $3,600                    $2,844.89      $100,000.00                 $2,492.69          $100,000.00
   1977              $4,800                    $3,648.87      $100,000.00                 $3,203.31          $100,000.00
   1978              $6,000                    $4,646.11      $100,000.00                 $4,081.22          $100,000.00
   1979              $7,200                    $6,626.48      $100,000.00                 $5,833.45          $100,000.00
   1980              $8,400                    $9,604.07      $100,000.00                 $8,461.78          $100,000.00
   1981              $9,600                   $11,052.72      $100,000.00                 $9,710.97          $100,000.00
   1982             $10,800                   $14,911.88      $100,000.00                $13,081.89          $100,000.00
   1983             $12,000                   $19,257.20      $100,000.00                $16,860.94          $100,000.00
   1984             $13,200                   $20,967.09      $100,000.00                $18,296.52          $100,000.00
   1985             $14,400                   $28,307.62      $100,000.00                $24,651.10          $100,000.00
   1986             $15,600                   $34,813.51      $100,000.00                $30,252.05          $100,000.00
   1987             $16,800                   $36,148.21      $100,000.00                $31,327.17          $100,000.00
   1988             $18,000                   $42,906.21      $100,420.98                $37,088.64          $100,000.00
   1989             $19,200                   $53,382.19      $121,177.57                $46,091.18          $104,626.98
   1990             $20,400                   $53,427.08      $118,073.85                $46,089.45          $101,857.68
   1991             $21,600                   $67,483.75      $145,090.06                $58,146.80          $125,015.62
   1992             $22,800                   $74,690.14      $156,102.39                $64,216.72          $134,212.94
   1993             $24,000                   $81,811.97      $166,896.42                $70,140.37          $143,086.35
   1994             $25,200                   $85,053.46      $169,256.39                $72,673.58          $144,620.42
   1995             $26,400                  $111,300.42      $215,922.81                $94,755.85          $183,826.35
   1996             $27,600                  $133,118.06      $251,593.13               $112,867.22          $213,319.05
   1997             $28,800                  $169,894.56      $314,304.94               $143,428.08          $265,341.95

                                     MML Money Market Fund

                                                                                          Using Guaranteed Schedule of
                                               Using Current Schedule                    Mortality and Expense Charges
                                                     of Charges                         and Current Fund Level Expenses
                                               ----------------------                   -------------------------------

                                                Cash                                       Cash
 Calendar        Total Annual                 Surrender          Death                   Surrender              Death
   Year            Premiums                     Value           Benefit                    Value               Benefit
   ----            --------                     -----           -------                    -----               -------
   1982              $1,200                      $220.02        $100,000                    $132.61            $100,000
   1983              $2,400                    $1,200.74        $100,000                  $1,015.34            $100,000
   1984              $3,600                    $2,321.05        $100,000                  $2,019.97            $100,000
   1985              $4,800                    $3,466.49        $100,000                  $3,041.47            $100,000
   1986              $6,000                    $4,602.68        $100,000                  $4,045.23            $100,000
   1987              $7,200                    $5,776.62        $100,000                  $5,072.30            $100,000
   1988              $8,400                    $7,057.99        $100,000                  $6,182.19            $100,000
   1989              $9,600                    $8,546.98        $100,000                  $7,464.20            $100,000
   1990             $10,800                   $10,030.36        $100,000                  $8,724.57            $100,000
   1991             $12,000                   $11,355.84        $100,000                  $9,829.96            $100,000
   1992             $13,200                   $12,388.52        $100,000                 $10,658.89            $100,000
   1993             $14,400                   $13,332.71        $100,000                 $11,396.16            $100,000
   1994             $15,600                   $14,434.67        $100,000                 $12,252.16            $100,000
   1995             $16,800                   $15,822.70        $100,000                 $13,330.35            $100,000
   1996             $18,000                   $17,167.33        $100,000                 $14,341.47            $100,000
   1997             $19,200                   $18,473.56        $100,000                 $15,272.20            $100,000

                             MML Managed Bond Fund

                                                                                         Using Guaranteed Schedule of
                                                 Using Current Schedule                  Mortality and Expense Charges
                                                       of Charges                       and Current Fund Level Expenses
                                               -------------------------                -------------------------------
                                                 Cash                                       Cash
 Calendar         Total Annual                 Surrender         Death                    Surrender             Death
   Year             Premiums                     Value          Benefit                     Value              Benefit
   ----             --------                     -----          -------                     -----              -------
   1982              $1,200                      $332.75        $100,000                    $240.37            $100,000
   1983              $2,400                    $1,289.08        $100,000                  $1,100.65            $100,000
   1984              $3,600                    $2,456.92        $100,000                  $2,149.47            $100,000
   1985              $4,800                    $4,100.83        $100,000                  $3,626.60            $100,000
   1986              $6,000                    $5,724.35        $100,000                  $5,073.43            $100,000
   1987              $7,200                    $6,689.01        $100,000                  $5,913.34            $100,000
   1988              $8,400                    $8,016.32        $100,000                  $7,066.74            $100,000
   1989              $9,600                    $9,937.95        $100,000                  $8,738.37            $100,000
   1990             $10,800                   $11,564.05        $100,000                 $10,129.92            $100,000
   1991             $12,000                   $14,347.65        $100,000                 $12,527.29            $100,000
   1992             $13,200                   $16,082.87        $100,000                 $13,978.80            $100,000
   1993             $14,400                   $18,694.60        $100,000                 $16,179.46            $100,000
   1994             $15,600                   $18,512.96        $100,000                 $15,932.26            $100,000
   1995             $16,800                   $22,784.46        $100,000                 $19,514.98            $100,000
   1996             $18,000                   $24,084.08        $100,000                 $20,509.99            $100,000
   1997             $19,200                   $26,951.06        $100,000                 $22,798.72            $100,000


                                         MML Blend Fund

                                                                                         Using Guaranteed Schedule of
                                                 Using Current Schedule                  Mortality and Expense Charges
                                                       of Charges                       and Current Fund Level Expenses
                                               -------------------------                -------------------------------
                                                 Cash                                       Cash
 Calendar         Total Annual                 Surrender         Death                    Surrender             Death
   Year             Premiums                     Value          Benefit                     Value              Benefit
   ----             --------                     -----          -------                     -----              -------
   1984              $1,200                      $192.27        $100,000                    $106.12            $100,000
   1985              $2,400                    $1,467.98        $100,000                  $1,263.23            $100,000
   1986              $3,600                    $2,864.05        $100,000                  $2,521,86            $100,000
   1987              $4,800                    $3,831.53        $100,000                  $3,381.67            $100,000
   1988              $6,000                    $5,359.03        $100,000                  $4,741.20            $100,000
   1989              $7,200                    $7,506.98        $100,000                  $6,648.40            $100,000
   1990              $8,400                    $8,466.31        $100,000                  $7,472.16            $100,000
   1991              $9,600                   $11,546.06        $100,000                 $10,178.97            $100,000
   1992             $10,800                   $13,433.58        $100,000                 $11,805.21            $100,000
   1993             $12,000                   $15,508.04        $100,000                 $13,580.69            $100,000
   1994             $13,200                   $16,523.43        $100,000                 $14,402.16            $100,000
   1995             $14,400                   $21,214.29        $100,000                 $18,428.89            $100,000
   1996             $15,600                   $24,890.07        $100,000                 $21,544.73            $100,000
   1997             $16,800                   $30,855.47        $100,000                 $26,622.73            $100,000

These illustrations are not necessarily indicative of future performance. They assume the Policies were issued standard based on full underwriting and that there have been no increases or decreases in Selected Face Amounts, no Policy loans and that no transaction charges have been incurred. The Cash Surrender Values shown reflect the deduction of all charges made against premiums, Account Value charges, Separate Account charges and surrender charges. An individualized hypothetical illustration may be available. See

SEPARATE ACCOUNT CHARGES UNDER THE POLICY, DEDUCTIONS FROM PREMIUMS, ACCOUNT VALUE CHARGES, SEPARATE ACCOUNT CHARGES, AND SURRENDER CHARGES.

Illustrations of Death Benefits, Cash Surrender Values and Accumulated Premiums based on assumed hypothetical gross annual investment returns of 0%, 6% and 12% are shown in APPENDIX A. The APPENDIX also describes, in more detail, the assumptions underlying this illustration.

GENERAL PROVISIONS OF THE POLICY

This section of the Prospectus describes the general provisions of the Policy, and is subject to the terms of the Policy. You may review a copy of the Policy upon request.

Premiums. The Policyowner selects a premium payment schedule in the Application and is not bound by an inflexible premium schedule. Two premium concepts are very important under the Policy: the planned premium and minimum initial premium.

Planned Premiums. Planned premiums are elected at the time of application and may be changed at any time. Planned premiums are subject to a minimum which depends upon the Selected Face Amount of the Policy, the Insured's age and the amount of the initial premium paid. In addition, the annual planned premium for the Policy cannot be less than $300.

The Minimum Initial Premium. You paid a minimum initial premium along with your Application or at any time prior to the delivery of the Policy. The amount of the initial premium depended on the minimum initial premium on an annual basis for the Selected Face Amount of the Policy and the proposed frequency of planned premiums. Thereafter, subject to the minimum and maximum premium limitations described below, you may make unscheduled premium payments at any time and in any amount. The minimum initial premium for the Policy with annual planned premiums is equal to the minimum planned premium for the Policy.

There is no penalty if the planned premium is not paid. Payment of this amount does not guarantee coverage for any period of time. Instead, the duration of the Policy depends upon the Policy's Account Value. Even if planned premiums are paid, the Policy terminates when the Account Value becomes insufficient to pay certain monthly charges and a grace period expires without sufficient payment. For details see TERMINATION.

The following sample table shows the minimum annual planned premium per $1,000 of Selected Face Amount.

                        Minimum Annual Planned Premium
                      Per $1,000 of Selected Face Amount

                   Male, Female Smoker and Nonsmoker Classes

                   Age 10             Age 25          Age 40
                   ------             ------          ------

                   $3.16              $4.80           $7.44

Minimum and Maximum Premium Payments. While the Policy is in force, premiums may be paid at any time before the death of the Insured subject to certain restrictions. The minimum premium payment is $10.00. The maximum premium which may be paid in any year without evidence of insurability is the greater of: (i) the premium which will not increase the net amount at risk under the Policy; and
(ii) twice the Policy's minimum planned premium, plus $100.00 (where required by law, this maximum is not less than the Policy's annual planned premium for that year). Premium payments should be sent to our Principal Administrative Office or to the address indicated for payment on the notice.

Termination. This Policy does not terminate for failure to pay premiums since payments, other than the initial premium, are not specifically required. Rather, if on a Monthly Calculation Date, the Account Value less any Policy Debt is insufficient to cover the total monthly deduction, the Policy will enter a 61-day grace period.

Grace Period. We allow 61 days to pay any premium necessary to cover the overdue monthly deduction (or $10 if greater). You will receive a notice from us which sets forth this amount. During the grace period, the Policy remains in force. If the payment is not made within 61 days after we mail the written notice, the Policy terminates without value.

DEATH BENEFIT UNDER THE POLICY

The Death Benefit is the amount payable to the Beneficiary when the Insured dies. Upon receiving due proof of death, we pay the Beneficiary the Death Benefit amount determined as of the date the Insured dies. All or part of the Death Benefit can be paid in cash or applied under one or more of our payment options described under ADDITIONAL PROVISIONS OF THE POLICY - Payment Options.

In the Application, the applicant selects a Selected Face Amount. The Death Benefit is the greater of the Selected Face Amount in effect on the date of death or the Minimum Face Amount in effect on the date of death with certain additions or deductions. The Minimum Face Amount is equal to Account Value times the Minimum Face Amount percentage. The percentages depend upon the Insured's age, sex and smoking classification. The percentages are set forth on the schedule page of your Policy. Added to the greater of the Selected Face Amount or Minimum Face Amount is the value of any additional benefits provided by rider. We will also add that part of any monthly deduction applicable for the period beyond the date of death. We pay interest on the Death Benefit from the date of death to the date the Death Benefit is paid or a payment option becomes effective. The interest rate equals the rate determined under the Interest Payment Option as described in ADDITIONAL PROVISIONS OF THE POLICY - Payment Options. We then subtract any outstanding Policy Debt and any unpaid monthly deductions if the death occurs during the 61-day Grace Period. The Death Benefit is unaffected by investment experience unless the Death Benefit is based on the Minimum Face Amount.

Example. The following example shows how the Death Benefit varies as a result of investment performance:

                                      Policy A        Policy B
                                      --------        --------

Selected Face Amount                 $ 100,000        $ 100,000

Account Value on Date of Death       $  50,000        $  40,000

Minimum Face Amount
Percentage On Date of Death               240%             240%

For Policy A, the Death Benefit will equal $120,000 which is the greater of the $100,000 Selected Face Amount or the Account Value times the Minimum Face Amount percentage. For Policy B, the Death Benefit would equal the $100,000 Selected Face Amount.

Selected Face Amount Changes. An increase in coverage must be for at least $15,000 in the non-qualified market and $5,000 in the qualified market or when simplified underwriting procedures are used. Evidence of insurability must be submitted with the application except for any increase elected under the insurability protection rider. No increase in the Selected Face Amount can be elected within six months after the Policy Date or any previous increase, or after the Policy Anniversary Date nearest the Insured's 82nd birthday. These limitations do not apply to increases elected in accordance with the insurability protection rider.

All increases are effective on the date shown on the endorsement to the Policy. Increases are allowed only on a Monthly Calculation Date. An increase in Selected Face Amount may affect the net amount at risk which may affect a Policyowner's cost of insurance charge.

Decreases in coverage are allowed in certain circumstances, although MML Bay State believes that such decreases are generally not in the best interests of a Policyowner. The Selected Face Amount will be reduced by canceling insurance segments on a last purchased, first cancelled basis and the appropriate surrender charge will be deducted from the Account Value. (For a discussion of the charges associated with a decrease, see SURRENDER CHARGES.) A decrease in Selected Face Amount is effective on the Monthly Calculation Date following the receipt of a written request. The Selected Face Amount may not be decreased to less than the minimum Selected Face Amount for a Policy. We reserve the right to terminate the option of decreasing the Selected Face Amount in the future.

ACCOUNT VALUE AND CASH SURRENDER VALUE

Account Value. The Account Value of the Policy is the sum of all premium payments adjusted by periodic charges and credits. It is the amount provided for investment in the Separate Account and the GPA. The Account Value of the Policy is held in one or more divisions of the Separate Account and the GPA. Initially, this value equals the net amount of the first premium paid under the Policy. This amount is allocated among the GPA and the divisions according to the allocation percentages requested in the Application.

All or part of the Account Value may be transferred among divisions by written request. Transfers between divisions of the Separate Account may be by amount or by percentage. MML Bay State reserves the right to limit transfers to not more than one every 90 days in connection with compliance with Section 404(c) of ERISA. However, Policyowners may transfer all funds in the Separate Account to the GPA at any time regardless of the number of transfers previously made.

Transfers from the GPA to the Separate Account may be made only once during each Policy Year. Each such transfer may not exceed 25% of the Account Value in the GPA at the time of the transfer. More than 25% may be transferred after 3 consecutive 25% transfers have been made, provided no value has been allocated or transferred to the GPA by the Policyowner in the prior 3 Policy Years. The Account Value in the GPA equal to any Policy Debt cannot be transferred to the Separate Account. Any transfer is effective on the Valuation Date on or following the date we receive a written request in good order at our Principal Administrative Office. All transfers made on one Valuation Date are considered one transfer.

Investment Return. The investment return of a Policy is based on:

 . The Account Value held in each division of the Separate Account for that Policy,

 . The investment experience of each division as measured by its actual net rate of return, and

 . The interest rate credited on Account Values held in the GPA.

The investment experience of a division of the Separate Account reflects increases or decreases in the net asset value of the shares of the underlying Fund, any dividend or capital gains distributions declared by the Fund, and any charges against the assets of the division. This investment experience is determined each day on which the net asset value of the underlying Fund is determined - that is, on each Valuation Date. The actual net rate of return for a division measures the investment experience from the end of one Valuation Date to the end of the next Valuation Date.

Cash Surrender Value. The Policy may be surrendered for its Cash Surrender Value at any time before the Insured dies. Unless a later effective date is selected, surrender is effective on the date we receive the Policy and a written request in good order at our Principal Administrative Office. The Policy and written request for surrender are deemed received on the date on which they are received by mail at our Principal Administrative Office. If the date on which a request is received is not a Valuation Date, or if a request is received other than through the mail after the closing of the New York Stock Exchange (a "valuation time"), the request is deemed received on the next Valuation Date. The Cash Surrender Value is the Account Value less any surrender charges and outstanding Policy Debt.

Withdrawals. Subject to certain conditions, after the Policy has been in force for six months you can make a Withdrawal from the Policy on any Monthly Calculation Date by sending a written request to our Principal Administrative Office. The minimum amount of a Withdrawal is $100 (before deducting the withdrawal fee); the maximum amount is the Cash Surrender Value. The Withdrawal also may not reduce the Account Value to an amount less than the cumulative sum of the Policy's minimum planned premiums to date. The amount of the Withdrawal is deducted from the Policy's Account Value at the end of the Valuation Period applicable to the Monthly Calculation Date on which the Withdrawal is made. The Policyowner must specify the GPA or the division (or divisions) from which the Withdrawal is to be made. The Withdrawal amount attributable to a division or the GPA may not exceed the non-loaned Account Value of that division or GPA. A 2% fee, not to exceed $25.00, is deducted from each Withdrawal. The Account Value and Selected Face Amount will automatically be reduced by the amount of the Withdrawal unless otherwise requested and satisfactory evidence of insurability is provided. A surrender charge is not charged for this decrease in the Selected Face Amount.

POLICY LOAN PRIVILEGE

The Policy provides a loan privilege. After the first Policy Year (or in the first Policy Year if required by law), loans can be made on the Policy at any time before the Insured dies. The maximum loan is an amount equal to 90% (100% where required by law) of the total of the Account Value at the time of the loan less the then applicable surrender charge, less any outstanding Policy Debt. The Policy must be properly assigned as collateral for the loan.

Source of Loan. The loan amount requested is taken from divisions of the Separate Account and the GPA in proportion to the non-loaned Account Value of each on the date of the loan. Shares taken from the divisions are liquidated and the resulting dollar amounts are transferred to the GPA. The Policy loan is then taken against the value in the GPA. We may delay the granting of any loan attributable to the GPA for up to six months. We may also delay the granting of any loan attributable to the Separate Account during any period that the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading is restricted, or the Securities and Exchange Commission determines that a state of emergency exists; or the Securities and Exchange Commission permits MML Bay State to delay payment for the protection of our Policyowners.

If Loans Exceed the Policy Account Value. Policy Debt (which includes accrued interest) must not equal or exceed 90% of the Account Value less any surrender charges. If this limit is reached, we may terminate the Policy. To terminate for this reason we will notify the Policyowner in writing. This notice states the amount necessary to bring the Policy Debt back within the limit. If we do not receive a payment within 31 days after the date we mailed the notice, and if Policy Debt exceeds the Account Value less any surrender charges at the end of those 31 days, the Policy terminates without value. Termination of a policy under these circumstances could cause the policyowner to recognize gross income in the amount of any excess of the Policy Debt over the sum of the policyowner's previously unrecovered premium contributions.

Interest. On the Application, the Policyowner may select a loan interest rate of 6% or (in all jurisdictions except Arkansas) an adjustable loan rate. MML Bay State each year will set the adjustable rate that will apply for the next Policy Year. The maximum rate is based on the monthly average of the composite yield on seasoned corporate bonds as published by Moody's Investors Service or, if it is no longer published, a substantially similar average. The maximum rate is the published monthly average for the calendar month ending two months before the Policy Year begins, or 5%, whichever is higher. If the maximum limit is not at least 1/2% higher than the rate in effect for the previous year, we will not increase the rate. If the maximum limit is at least 1/2% lower than the rate in effect for the previous year, we will decrease the rate.

Interest accrues daily and becomes part of the Policy Debt as it accrues. It is due on each Policy Anniversary. If not paid when due, the interest will be added to the loan and, as part of the loan, will bear interest at the same rate. Any interest capitalized on a Policy Anniversary will be treated the same as a new loan and will be taken from the divisions of the designated segment of the Separate Account and the GPA in proportion to the non-loaned Account Value in each.

Repayment. All or part of any Policy Debt may be repaid at any time while the Insured is living and while the Policy is in force. All repayments are allocated to the GPA. Any repayment results in the transfer of values equal to the repayment from the loaned portion of the GPA to the non-loaned portion of the GPA but does not result in a transfer to the divisions of the Separate Account. If the loan is not repaid, we deduct the amount due from any amount payable from a full surrender or upon the death of the Insured.

Interest on Loaned Value. Any loaned amount is held in the GPA and earns interest at a rate determined by MML Bay State, which is the greater of: (i) 4%, and (ii) the Policy loan rate less not more than 2% (the current rate is 1.5%).

Effect of Loan. A Policy loan affects the Policy since the Death Benefit and Cash Surrender Value under a Policy are reduced by the amount of the loan. Repayment of the loan increases the Death Benefit and Cash Surrender Value under the Policy by the amount of the repayment.

As long as a loan is outstanding, a portion of the Policy's Account Value equal to the loan is held in the GPA. This amount is not affected by the Separate Account's investment performance. The Account Value is also affected because the portion of the Account Value equal to the Policy loan is credited with an interest rate declared by MML Bay State rather than a rate of return reflecting the investment performance of the Separate Account.

FREE LOOK PROVISION

The Policyowner may cancel the Policy within 10 days (or within a longer period if required by state law) after the Policyowner receives it, or 10 days after MML Bay State mails or delivers a written notice of withdrawal right to the

Policyowner or within 45 days after signing Part 1 of the Application, whichever is latest. Also, a Policyowner may cancel increases in the Selected Face Amount under the same time limitations. To exercise these rights, the Policyowner should mail or deliver the Policy and Policy delivery receipt either to MML Bay State or to the agent who sold the Policy or to one of our agency offices. If the Policy is cancelled in this fashion, a refund will be made to the Policyowner. The refund equals the sum of: (i) the difference between the premiums paid and the amounts allocated to any division(s) and the GPA under the Policy; (ii) the total amount of monthly deductions made and any other charges imposed on amounts allocated to the division(s) and the GPA; and (iii) the value of amounts allocated to the division(s) or the GPA on the date we receive the returned Policy. For cancelled increases in the Selected Face Amount, the refund equals the sum of: (i) the difference between the premiums paid attributable to the increase and the amounts allocated to any division(s) and the GPA under the Policy; (ii) the total amount of monthly deductions and any other charges imposed on amounts attributable to the increase allocated to the division(s) and the GPA; and (iii) the value on the day we receive the returned Policy of any amounts attributable to the increase allocated to the division(s) for the GPA. If state law does not authorize the calculation above, the refund equals the total of all premiums paid for the Policy or increase, reduced by any amounts borrowed or withdrawn.

YOUR VOTING RIGHTS

As long as the Separate Account continues to operate as a unit investment trust under the Investment Company Act of 1940, the Policyowner is entitled to give instructions as to how shares of the Funds held in the Separate Account (or other securities held in lieu of such shares) deemed attributable to the Policy shall be voted at meetings of shareholders of the Funds or the Trust. Those persons entitled to give voting instructions are determined as of the record date for the meeting.

The number of shares of the Funds held in the Separate Account deemed attributable to the Policy during the lifetime of the Insured are determined by dividing the Policy's Account Value held in each division of the Separate Account, if any, by $100. Fractional votes are counted.

Policyowners receive proxy material and a form with which such instructions may be given. Shares of the Funds held by the Separate Account as to which no effective instructions have been received are voted for or against any proposition in the same proportion as the shares as to which instructions have been received.

OUR RIGHTS

We reserve the right to take certain actions in connection with our operations and the operations of the Separate Account. These actions will be taken in accordance with applicable laws (including obtaining any required approval of the Securities and Exchange Commission). If necessary, we will seek approval by Policyowners.

Specifically, we reserve the right to:

 . Create new segments of the Separate Account;

 . Create new Separate Accounts;

 . Combine any two or more Separate Accounts;

 . Make available additional divisions of the Separate Account investing in additional investment companies;

 . Invest the assets of the Separate Account in securities other than shares of the Funds as a substitute for such shares already purchased or as the securities to be purchased in the future;

 . Operate the Separate Account as a management investment company under the Investment Company Act of 1940 or in any other form permitted by law; and

 . Deregister the Separate Account under the Investment Company Act of 1940 in the event such registration is no longer required.

MML Bay State also reserves the right to change the name of the Separate
Account.

We have reserved all rights to the name MML Bay State Life Insurance Company or any part of it. We may allow the Separate Account and other entities to use our name or part of it, but we may also withdraw this right.

DIRECTORS AND EXECUTIVE OFFICERS OF MML BAY STATE

The directors and executive vice presidents of MML Bay State, their positions and their other business affiliations and business experience for the past five years are listed on the following page.

                MML BAY STATE LIFE INSURANCE COMPANY


------------------------------------------------------------------------------------------------------------------------------

NAME AND POSITION                             PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS

----------------------------------------------------------------------------------------------------------------------------------
Paul D. Adornato, Director and Senior         Director, since 1987, and Senior Vice President-Operations, since 1996, MML Bay
Vice President-Operations                     State; Senior Vice President, since 1986, MassMutual
140 Garden Street
Hartford, CT  06154
----------------------------------------------------------------------------------------------------------------------------------
Lawrence V. Burkett, Jr., Director,           Director, President and Chief Executive Officer, since 1996, MML Bay State;
President and Chief Executive Officer         Executive Vice President and General Counsel, since 1993, Senior Vice President
1295 State Street                             and Deputy General Counsel, 1992-1993, MassMutual
Springfield, MA 01111
----------------------------------------------------------------------------------------------------------------------------------
John B. Davies, Director                      Director, MML Bay State, since 1996; Executive Vice President, since 1994,
1295 State Street                             Associate Executive Vice President, 1994-1994, General Agent, 1982-1993,
Springfield, MA 01111                         MassMutual
----------------------------------------------------------------------------------------------------------------------------------
Anne Melissa Dowling, Director and            Director and Senior Vice President-Large Corporate Marketing, MML Bay State, since
Senior Vice President-Large Corporate         1996; Senior Vice President, MassMutual, since 1996; Chief Investment Officer,
Marketing                                     Connecticut Mutual Life Insurance Company, 1994-1996; Senior Vice President-
140 Garden Street                             International, Travelers Insurance Co., 1987-1993
Hartford, CT 06154
----------------------------------------------------------------------------------------------------------------------------------
Maureen R. Ford, Director and Senior          Director and Senior Vice President-Annuity Marketing, MML Bay State, since 1996;
Vice President-Annuity Marketing              Senior Vice President, MassMutual, since 1996; Marketing Officer, Connecticut
140 Garden Street                             Mutual Life Insurance Company, 1989-1996
Hartford, CT 06154
----------------------------------------------------------------------------------------------------------------------------------
Isadore Jermyn, Director and Senior Vice      Director, since 1990, and Senior Vice President and Actuary, since 1996, MML Bay
President and Actuary                         State; Senior Vice President and Actuary, since 1995, Vice President and Actuary,
1295 State Street                             1980-1995, MassMutual
Springfield, MA 01111
----------------------------------------------------------------------------------------------------------------------------------
Stuart H. Reese, Director and Senior Vice     Director, since 1994, and Senior Vice President-Investments, since 1996, MML Bay
President-Investments                         State; Senior Vice President, MassMutual, since 1993; Investment Manager, Aetna
1295 State Street                             Life and Casualty and Affiliates, 1979-1993
Springfield, MA 01111
----------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL OFFICERS (other than those who are also Directors):

----------------------------------------------------------------------------------------------------------------------------------
Edward M. Kline                               Treasurer, MML Bay State, since 1997; Vice President, since 1989, Treasurer, since
1295 State Street                             1997, MassMutual
Springfield, MA  01111
----------------------------------------------------------------------------------------------------------------------------------
Ann F. Lomeli                                 Vice President, since 1997, and Secretary, since 1998, MML Bay State; Vice
1295 State Street                             President, Secretary and Associate General Counsel, since 1998, Associate Secretary,
Springfield, MA 01111                         1996-1998, MassMutual; Corporate Secretary and Counsel, Connecticut Mutual Life
                                              Insurance Company, 1988-1996
----------------------------------------------------------------------------------------------------------------------------------

THE GUARANTEED PRINCIPAL ACCOUNT

Because of exemptive and exclusionary provisions, interests in MML Bay State's general account (which include interests in the Guaranteed Principal Account) are not registered under the Securities Act of 1933 and the general account is not registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the general account nor any interests therein are subject to the provisions of these Acts, and MML Bay State has been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosures in the Prospectus relating to the general account. Disclosures regarding the general account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

A Policyowner may allocate or transfer all or part of the net Premium to the Guaranteed Principal Account at any time, and such amounts shall become part of MML Bay State's general account assets. The transfer will take effect when we receive a written request in good order at our Principal Administrative Office. The allocation or transfer of amounts to the Guaranteed Principal Account does not entitle a Policyowner to share in the investment experience of those assets. Instead, MML Bay State guarantees that those amounts allocated to the Guaranteed Principal Account which are in excess of any Policy loans will accrue interest daily at an effective annual rate equal to the greater of: a) 4%, and b) the rate determined by an index defined in the Policy less any tax charge which reflects the Policy's share of our federal income tax liability. For amounts equal to any Policy loans, the guaranteed rate is the greater of a) 4% and b) the Policy loan rate less an MML Bay State declared charge for expenses and taxes. This charge will not be greater than 2% per year (this charge is currently 1.5%). Although MML Bay State is not obligated to credit interest at a rate higher than this minimum, it may declare a higher rate applicable for such periods as it deems appropriate. Upon request MML Bay State will inform Policyowners of the then applicable rate. Since MML Bay State takes into account the need to provide for its expenses and guarantees, the crediting rate declared by MML Bay State shall be net of charges it imposes against the earnings of the GPA.

FEDERAL INCOME TAX CONSIDERATIONS

The ultimate effect of federal income taxes on values under this Policy and on the economic benefit to the Policyowner or Beneficiary depends on MML Bay State's tax status and upon the tax status of the individual concerned. The discussion contained herein is general in nature and is not an exhaustive discussion of all tax questions that might arise under the Policies, and is not intended as tax advice. Moreover, no representation is made as to the likelihood of continuation of current federal income tax laws and Treasury Regulations or of the current interpretations of the Internal Revenue Service. MML Bay State reserves the right to make changes in the Policy to assure that it continues to qualify as life insurance for tax purposes. For complete information on federal and state law considerations, a qualified tax adviser should be consulted. No attempt is made to consider any applicable state or other tax laws.

MML Bay State - Tax Status. MML Bay State is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986 (the "Code"). The Separate Account is not a separate entity from MML Bay State and its operations form a part of MML Bay State.

Investment income and realized capital gains on the assets of the Separate Account are reinvested and taken into account in determining Account Values. The investment income and realized capital gains are automatically applied to increase book reserves associated with the Policies. Under existing federal income tax law, the Separate Account's investment income, including net capital gains, is not taxed to MML Bay State to the extent applied to increase reserves associated with the Policies. The reserve items taken into account at the close of the taxable year for purposes of determining net increases or net decreases must be adjusted for tax purposes by subtracting any amount attributable to appreciation in the value of assets or by adding any amount attributable to depreciation. MML Bay State's basis in the assets underlying the Separate Account's Policies will be adjusted for appreciation or depreciation, to the extent the reserves are adjusted. Thus, corporate level capital gains and loss, and the tax effect thereof, are eliminated.

Due to MML Bay State's current tax status, no charge is made to the Separate Account for MML Bay State's federal income taxes that may be attributable to the Separate Account. Periodically, MML Bay State reviews the question of a charge to the Separate Account for MML Bay State's federal income taxes. A charge may be made for any federal income taxes incurred by MML Bay State that are attributable to the Separate Account. Depending on the method of calculating interest on Policy values allocated to the Guaranteed Principal Account (see preceding section), a charge may be imposed for the Policy's share of MML Bay State's federal income taxes attributable to that account.

Under current laws, MML Bay State may incur state or local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, MML Bay State reserves the right to charge the Separate Account for such taxes, if any, attributable to the Separate Account.

Policy Proceeds, Premiums and Loans. MML Bay State believes that the Policy meets the statutory definition of life insurance under Code Section 7702 and hence receives the same tax treatment as that accorded to fixed benefit life insurance. Thus, the Death Benefit under the Policy is generally excludable from the gross income of the Beneficiary under Section 101(a)(1) of the Code. As an exception to this general rule, where a Policy has been transferred for value, only the portion of the Death Benefit which is equal to the total consideration paid for the Policy may be excluded from gross income. The Policyowner is not deemed to be in constructive receipt of the cash values, including increments thereon, under the Policy until a full surrender or partial withdrawal is made (unless the Policy is a "modified endowment contract," as discussed below).

Upon a full surrender of a Policy for its Cash Surrender Value the Policyowner may recognize ordinary income for federal tax purposes. Ordinary income is computed to be the amount by which the Account Value, unreduced by any outstanding Policy Debt but less any surrender charges assessed, exceeds the premiums paid but not previously recovered and any other consideration paid for the Policy.

Decreases in Selected Face Amount and Withdrawals may be taxable depending on the circumstances. Code Section 7702(f)(7) provides that where a reduction of future benefits occurs during the first 15 years after a Policy is issued and where there is a cash distribution associated with that reduction, the Policyowner may be taxed on all or a part of the amount distributed. After 15 years, such cash distributions are not subject to federal income tax, except to the extent they exceed the total amount of premiums paid but not previously recovered. Where the provisions of Code Section 7702(f) do not cause a taxable event, a withdrawal is taxable only to the extent that it exceeds the Policyowner's as yet unrecovered premium contributions. MML Bay State suggests that you consult with your tax adviser in advance of a proposed decrease in Selected Face Amount or Withdrawal as to the portion, if any, which would be subject to federal income tax.

A change of the Policyowner or the Insured or an exchange or assignment of the Policy may have tax consequences depending on the circumstances.

MML Bay State also believes that under current law any loan received under the Policy will be treated as Policy Debt of a Policyowner, and that no part of any loan under a Policy will constitute income to the Policyowner unless the Policy has become a "modified endowment contract." If the Policy is a modified endowment contract under Code Section 7702A, loans will be fully taxable to the extent of income in the Policy and could be subject to an additional 10 percent tax. See the discussion on modified endowment contracts below. Under the "personal" interest limitation provisions of the Tax Reform Act of 1986, interest on Policy loans used for personal purposes, which otherwise meet the requirements of Code Section 264, will no longer be tax deductible. However, other rules may apply to allow all or part of the interest expense as a deduction if the loan proceeds are used for "trade or business" or "investment" purposes. See your tax adviser for further guidance.

If the Policy is owned by a business or corporation, the 1986 Act may impose additional restrictions. The Act limits the interest deduction available for loans against a business-owned Policy. It imposes an indirect tax upon the gain in corporate-owned life insurance policies by way of the corporate alternative minimum tax, for those corporations subject to the alternative minimum tax. The corporate alternative minimum tax could also apply to a portion of the amount by which Death Benefits received exceed the Policy's date of death cash value.

Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policyowner or Beneficiary.

MML Bay State cannot make any guarantee regarding the future tax treatment of any Policy. For complete information on the impact of changes with respect to the Policy and federal and state tax considerations, a qualified tax adviser should be consulted.

Modified Endowment Contracts. Contrary to the rules described above, loans and other amounts distributed under a "modified endowment contract" are taxable to the extent of any accumulated income in the Policy. The collateral assignment of a modified endowment contract is treated as a distribution and subjects the Policyowner to taxation on the gain accumulated within the Policy. For successive tax years, as long as the collateral assignment remains on the Policy, the Policyowner would be subject to current taxation on any increase in the Policy's accumulated income.

In general, the amount which may be subject to tax is the excess of the Account Value (both loaned and unloaned) over the previously unrecovered premiums paid. Appropriate adjustments are made to account for amounts previously taxable as a result of policy loans or collateral assignments. Death benefits paid under a modified endowment contract, however, are not taxed any differently from death benefits payable under other life insurance contracts.

A Policy is a modified endowment contract if it satisfies the definition of life insurance set out in the Internal Revenue Code, but fails the additional "7-pay test." A Policy fails this test if the accumulated amount paid under the contract at any time during the first seven contract years exceeds the total premiums that would have been payable under a policy providing for guaranteed benefits upon the payment of seven level annual premiums. A Policy which would otherwise satisfy the 7-pay test will still be taxed as a modified endowment contract if it is received in exchange for a modified endowment contract.

Certain changes will require a Policy to be retested to determine whether it has become a modified endowment contract. For example, a reduction in death benefits during the first seven contract years will cause the Policy to be retested as if it had originally been issued with the reduced death benefit. If the premiums actually paid into the Policy exceed the limits under the 7-pay test for a policy with the reduced death benefit, the Policy will become a modified endowment contract. This change is effective retroactively to the contract year in which the actual premiums paid exceed the new 7-pay limits.

In addition, a "material change" occurring at any time while the Policy is in force will require the Policy to be retested to determine whether it continues to meet the 7-pay test. A material change starts a new 7-pay test period. The term "material change" includes many increases in death benefits. A material change does not include an increase in death benefits which is attributable to the payment of premiums necessary to fund the lowest level of death benefits payable during the first seven contract years, or which is attributable to the crediting of interest with respect to such premiums.

Since the Policy provides for flexible premium payments, the Company has instituted procedures to monitor whether increases in death benefits or additional premium payments cause either the start of a new seven-year test period or the taxation of distributions and loans. All additional premium payments will have to be considered.

If any amount is taxable as a distribution of income under a modified endowment contract, it will also be subject to a 10% penalty tax. Limited exceptions from the additional penalty tax are available for individual Policyowners. The penalty tax will not apply to distributions: (i) that are made on or after the date the taxpayer attains age 59 1/2; or (ii) that are attributable to the taxpayer's becoming disabled; or (iii) that are part of a series of substantially equal periodic payments (made not less frequently than annually) made for the life or life expectancy of the taxpayer. For complete information with respect to modified endowment contract status, a qualified tax adviser should be consulted.

Once a Policy fails the 7-pay test, loans and distributions occurring in the year of failure and thereafter become subject to the rules for modified endowment contracts. In addition, a recapture provision applies to loans and distributions received in anticipation of failing the 7-pay test. Any distribution or loan made within two years prior to failing the 7-pay test is considered to have been made in anticipation of the failure.

Under certain circumstances, a loan or other distribution under a modified endowment contract may be taxable even though it exceeds the amount of income accumulated in the Policy. For purposes of determining the amount of income received from a modified endowment contract, the law requires the aggregation of all modified endowment contracts issued to the same Policyowner by an insurer and its affiliates within the same calendar year. Therefore, loans and distributions from any one such Policy are taxable to the extent of the income accumulated in all the contracts required to be aggregated.

Qualified Plans. The Policy may be used in conjunction with certain tax-qualified employee benefit plans. Since the rules governing such use are complex, a purchaser should not use the Policy in conjunction with any such qualified plan until he has consulted a competent tax adviser. The Policy may not be used in conjunction with an Individual Retirement Account (IRA).

Diversification Standards. To comply with final regulations under Code Section 817(h) ("Final Regulations"), each Fund of the Trust is required to diversify its investments. The Final Regulations generally require that on the last day of each quarter of a calendar year no more than 55% of the value of the Trust's assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. A "look-through" rule applies to treat a pro-rata portion of each asset of the Trust as an asset of the Separate Account. All Securities of the same issuer are treated as a single investment. However, each government agency or instrumentality is treated as a separate issuer.

With respect to variable life insurance contracts, the general diversification requirements are modified if any of the assets of the Separate Account are direct obligations of the United States Treasury. In this case, there is no limit on the investment that may be made in United States Treasury Securities, and for purposes of determining whether assets other than United States Treasury Securities are adequately diversified, the generally applicable percentage limitations are increased based on the value of the Separate Account's investment in United States Treasury Securities. Notwithstanding this modification of the general diversification requirements, the Funds of the Trust will be structured to comply with the general diversification standards because they serve as an investment vehicle for certain variable annuity contracts which must comply with the general standards.

In connection with the issuance of the temporary regulations prior to the Final Regulations, the Treasury announced that such temporary regulations did not provide guidance concerning the extent to which Policyowners may direct their investments to particular divisions of a separate account. Regulations in this regard were not issued in connection with the Final Regulations, however. It is not clear, at this time, what future regulations might provide. It is possible that if future regulations are issued, the Policy may need to be modified to comply with such regulations. For these reasons, MML Bay State reserves the right to modify the Policy, as necessary, to prevent the Policyowner from being considered the owner of the assets of the Separate Account.

MML Bay State intends to comply with the Final Regulations to assure that the Policy continues to qualify as life insurance for federal income tax purposes.

ADDITIONAL PROVISIONS OF THE POLICY

Reinstatement Option. For a period of five (5) years after termination the Policyowner can request that we reinstate the Policy during the Insured's lifetime. We will not reinstate the Policy if it has been returned for its Cash Surrender Value. Note that a termination or reinstatement may cause the Policy to become a modified endowment contract.

Before we will reinstate the Policy, we must receive the following:

 . A premium payment equal to the amount necessary to produce Account Value equal to 3 times the total monthly deduction for the Policy on the Monthly Calculation Date on or next following the date of reinstatement

 . Evidence of insurability satisfactory to us, and

 . Where necessary, a signed acknowledgement that the Policy has become a modified endowment contract.

If we do reinstate the Policy, the Selected Face Amount for the reinstated Policy will be the same as it would have been if the Policy had not terminated.

Payment Options. All or part of the Death Benefit or Cash Surrender Value may be taken in cash or as a series of level payments. Proceeds applied will no longer be affected by the investment experience of the Separate Account divisions or the GPA.

To receive payments, the proceeds to be applied must be at least $2,000. If the payments under any option are less than $20.00 each, we reserve the right to make payments at less frequent intervals. Payment options are as described below.

Fixed Amount Payment Option. Each monthly payment is for an agreed fixed amount not less than $10.00 for each $1,000.00 applied under the option. Interest of at least 3% per year is credited each month on the unpaid balance and added to it. Payments continue until the amount we hold runs out.

Fixed Time Payment Option. Equal monthly payments are made for any period selected, up to 30 years. The amount of each payment depends on the total amount applied, the period selected and the interest rate we credit to the unpaid balance. This interest rate will not be less than 3% per year.

Interest Payment Option. We hold amounts applied under this option and pay interest on the unpaid balance of at least 3% per year.

Lifetime Payment Option. Equal monthly payments are based on the life of a named person. Payments continue for the lifetime of that person. Three variations are available:

 .  Payments for life only.

 .  Payments guaranteed for five, ten or twenty years.

 .  Payments guaranteed for the amount applied.

Joint Lifetime Payment Option. Equal monthly payments are based on the lives of two named persons. While both named persons are living, one payment will be made each month. When one of the named persons dies, the same payment continues for the lifetime of the other. Two variations are available.

 . Payment for two lives only. No specific number of payments is guaranteed. Under this option there may be one payment if the two named persons die prior to the second payment.

 . Payments guaranteed for 10 years.

Joint Lifetime Payment Option with Reduced Payments. Monthly payments are based on the lives of two named persons. While both named persons are living, one payment will be made each month. When one dies, payments are reduced by one-third and will continue for the lifetime of the other.

Withdrawal Rights under Payment Options. If provided in the payment option election, all or part of the paid balance may be withdrawn or applied under any other option. Payments which are based on a named person's life may not be withdrawn.

Additional Benefits You Can Get by Rider. The Policy can include additional benefits that we approve based on our standards and limits for issuing insurance and classifying risks. None of these benefits depends on the investment performance of the Separate Account or the GPA. An additional benefit is provided by a rider and is subject to the terms of both the Policy and the rider. The following riders are available.

Waiver of Monthly Charges Rider. This rider provides that the monthly deductions for the Policy and riders attached to it are waived after the insured has been totally disabled for six months. The benefit is available to Insureds ages 0-59 and provides coverage up to the Policy Anniversary nearest age 65. For disabilities which begin prior to age 60, the rider provides benefits for the life of the Insured. If disability begins after the Policy Anniversary Date nearest the Insured's 60th birthday and before age 65, we will not waive the monthly deductions which are due on or after the Policy Anniversary Date nearest the Insured's 70th birthday.

Accidental Death Benefit Rider. With this rider, we pay an additional Death Benefit if the Insured dies as a direct result of accidental bodily injury. The benefit is available to Insureds ages 0-65. Death must occur before the Policy Anniversary nearest the Insured's 70th birthday.

Insurability Protection Rider. This rider provides the right to increase the Selected Face Amount of the Policy without evidence of insurability on one or more regular option dates or on substitute option dates. The benefit is available to Insured's ages 0-38 and expires on the Policy Anniversary Date nearest the Insured's 43rd birthday. Substitute option dates occur after the Insured's marriage or the birth of a child of the Insured. The amount of each increase cannot be less than $15,000 or more than $100,000.

Accelerated Death Benefit Rider. Subject to state availability, MML Bay State offers an Accelerated Death Benefit Rider. This rider provides for the payment of a death benefit to the Beneficiary if the Insured is terminally ill. We must receive proof of the terminal illness prior to the time when this rider may be attached.

Beneficiary. A Beneficiary is any person named on our records to receive insurance proceeds after the Insured dies. You name the Beneficiary when you apply for the Policy. There may be different classes of beneficiaries, such as primary and secondary. These classes set the order of payment. There may be more than one Beneficiary in a class.

Any Beneficiary may be named an irrevocable beneficiary. An irrevocable beneficiary is one whose consent is needed to change that Beneficiary. The consent of any irrevocable beneficiary is needed to exercise any Policy right except the right to:

 . Change the frequency of premium payments; and

 . Reinstate the Policy after termination.

The Beneficiary may be changed during the Insured's lifetime by forwarding a request in writing to our Principal Administrative Office. Generally, the change will take effect as of the date of the request. If no Beneficiary is living when the Insured dies, unless provided otherwise the Death Benefit is paid to the Owner or, if deceased, the Owner's estate.

Assignment. The Policy may be assigned as collateral for a loan or other obligation. But for any assignment to be binding on us, we must receive a signed copy of it at our Principal Administrative Office. We are not responsible for the validity of any assignment.

Limits on Our Right to Challenge the Policy. Except for any increases in Selected Face Amount, we must bring any legal action to contest the validity of a Policy within two years from its issue Date. After that we cannot contest its validity, except for failure to pay premiums. For any increase in the Selected Face Amount, we must bring legal action to contest that increase within two years from the effective date of the increase or within two years from the Issue Date of the Insurability Protection Rider, if the increase is provided by that rider.

Misstatement of Age or Sex. If the Insured's age or sex is misstated in the Policy application, the Death Benefit payable under the Policy will be adjusted based on what the Policy would provide according to the most recent mortality charge for the correct date of birth or correct sex.

Suicide. If the Insured commits suicide within two years from the Issue Date (or less where required by law), and while the Policy is in force, we pay a limited Death Benefit in one sum to the Beneficiary. The limited Death Benefit is the amount of premiums paid for the Policy, less any Policy Debt or amounts withdrawn. For any increases in the Selected Face Amount, the limited Death Benefit will be the monthly deductions made for that increase. If the limited Death Benefit for the entire Policy is payable, there will be no additional payment for the increase.

When We Pay Proceeds. If the Policy has not terminated, payment of the Cash Surrender Value, loan proceeds or the Death Benefit are made within 7 days after we receive any required documents at our Principal Administrative Office. But we can delay payment of the Cash Surrender Value or any withdrawal from the Separate Account, loan proceeds attributable to the Separate Account, or the Death Benefit during any period that:

 . It is not reasonably practicable to determine the amount because the New York Stock Exchange is closed (other than customary week-end and holiday closings), trading is restricted by the Securities and Exchange Commission, or the SEC declares that an emergency exists; or

 . The SEC, by order, permits us to delay payment in order to protect our Policyowners.

In addition, a premium payment is not available to satisfy a surrender request until the check, or other instrument by which the premium payment was made, has been honored.

We may delay paying any surrender value or loan proceeds based on the GPA for up to 6 months from the date the request is received at our Principal Administrative Office. We can delay payment of the entire Death Benefit if payment is contested. We investigate all death claims arising within the two-year contestable period. Upon receiving the information from a completed investigation, we generally make a determination within five days as to whether the claim should be authorized for payment. Payments are made promptly after authorization. If payment of a Cash Surrender Value or Withdrawal value is delayed for 30 days or more, we add interest at an annual rate of 3%. We add interest to a Death Benefit from the date of death to the date of payment at the same rate as is paid under the Interest Payment Option.

RECORDS AND REPORTS

All records and accounts relating to the Separate Account and the GPA are maintained by MassMutual or MML Bay State. Each year within 30 days after the Policy Anniversary, we will mail you a report showing the Account Value at the beginning of the previous Policy Year, all premiums paid since that time, all additions to and deductions from Account Value during the year, and the Account Value, Death Benefit, Cash Surrender Value and Policy Debt as of the latest Policy Anniversary. This report contains any additional information required by any applicable law or regulation.

SALES AND OTHER AGREEMENTS

MML Investors Services, Inc. ("MMLISI"), 1414 Main Street, Springfield, MA 01144-1013 acts as the principal underwriter of the Policies pursuant to a Servicing Agreement to which MMLISI, MML Bay State, and the Separate Account are parties. MMLISI is registered with the Securities and Exchange Commission as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc.

The Policies are no longer offered for sale to the public. Policyowners may continue, however, to make premium payments under existing Policies. MMLISI is the current broker-dealer for the existing Policies.

Under the Servicing Agreement among MMLISI, MML Bay State, and the Separate Account, MMLISI receives compensation for its activities as principal underwriter of the Policies. Compensation paid to MMLISI in 1997 under the Agreement was $200,000. Commissions were paid through MMLISI to agents and selling brokers for selling the Policies. During 1997 such payments amounted to $2,388,339.

Commissions Schedule. Agents or selling brokers receive commissions as a percentage of the premium payable in each Policy Year. The maximum commission percentages are shown in the following Table:

                                                               Percentage
                                Commission                    Above Minimum
Policy Year                     Percentage                   Planned Premium
-----------                     ----------                   ---------------

1                                  50%                              2%

2-10                                6%                              2%

11 and after                        2%                              2%

Agents may receive commissions at lower rates on Policies sold to replace existing insurance issued by MassMutual or any of its subsidiaries. Lower first year commission rates apply for issue ages over 65.

Agents under financing agreements with a general agent of MassMutual may be compensated differently.

Agents who meet certain productivity and persistency standards in selling MML Bay State and MassMutual policies are eligible for added compensation. General agents and brokers receive commissions based on different schedules.

Bonding Arrangement. An insurance company blanket bond is maintained providing $50,000,000 coverage for officers and employees of MassMutual and MML Bay State (subject to a $350,000 deductible) and $25,000,000 coverage for MassMutual's general agents and agents (also subject to a $350,000 deductible).

LEGAL PROCEEDINGS

We are not involved in any material legal proceedings.

EXPERTS

The financial statements of the Variable Life Plus Segment of the Separate Account included in this Prospectus have been included herein in reliance on the reports of Coopers & Lybrand L.L.P., independent accountants, given on the authority of that firm as experts in accounting and auditing.

The audited statements of statutory financial position of MML Bay State as of December 31, 1997 and 1996 and the related statutory statements of income, changes in capital stock and surplus and cash flows for each of the years in the three year period ended December 31, 1997 included in this prospectus have been so included in reliance on the report of Coopers & Lybrand L.L.P. independent accountants, given on the authority of that firm as experts in accounting and auditing.

Actuarial matters in this Prospectus have been examined by Craig Waddington, FSA, MAAA. An opinion on actuarial matters is filed as an exhibit to the registration statements we filed with the SEC.

FINANCIAL STATEMENTS

The financial statements of MML Bay State and the Variable Life Plus Segment of the Separate Account included herein should be considered only as bearing upon the ability of MML Bay State to meet its obligations under the Policy.

Report Of Independent Accountants

To the Board of Directors and Policyowners of MML Bay State Life Insurance
Company

We have audited the statements of assets and liabilities of the MML Equity Division, MML Money Market Division, MML Managed Bond Division and MML Blend Division of the Variable Life Plus segment of MML Bay State Variable Life Separate Account I as of December 31, 1997, and the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of investments owned as of December 31, 1997 by examination of the records of MML Series Investment Fund. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the MML Equity Division, MML Money Market Division, MML Managed Bond Division and MML Blend Division of the Variable Life Plus segment of MML Bay State Variable Life Separate Account I as of December 31, 1997, the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended, in conformity with generally accepted accounting principles.

                                          Coopers & Lybrand L.L.P.


Springfield, Massachusetts
February 3, 1998

MML Bay State Variable Life Separate Account I -- Variable Life Plus

STATEMENT OF ASSETS AND LIABILITIES
December 31,1997

                                                                                     MML             MML
                                                                   MML              Money          Managed           MML
                                                                  Equity           Market            Bond           Blend
                                                                 Division         Division         Division        Division
                                                             ---------------  ---------------  ---------------  ---------------
ASSETS
Investment in the MML Series Investment Fund
 Number of shares (Note 2)                                        4,373,959        1,995,142          394,640        2,680,785
                                                             ===============  ===============  ===============  ===============
 Identified cost (Note 3B)                                    $ 107,809,507    $   1,995,142    $   4,719,383    $  53,611,640
                                                             ===============  ===============  ===============  ===============
 Value (Note 3A)                                              $ 155,026,874    $   1,995,142    $   4,897,084    $  64,552,188
Dividends receivable                                             12,500,040            8,779           78,740        4,839,062
Receivable from MML Bay State Life Insurance Company                      -           10,001                -                -
                                                             ---------------  ---------------  ---------------  ---------------
    Total assets                                                167,526,914        2,013,922        4,975,824       69,391,250

LIABILITIES
Payable to MML Bay State Life Insurance Company                     183,235                -            3,663          171,205
                                                             ---------------  ---------------  ---------------  ---------------

NET ASSETS                                                    $ 167,343,679    $   2,013,922    $   4,972,161       69,220,045
                                                             ===============  ===============  ===============  ===============

Net Assets:
For variable life insurance policies                          $ 167,304,968    $   1,997,890    $   4,950,227    $  69,188,667
Retained in Variable Life Separate Account I by
 MML Bay State Life Insurance Company                                38,711           16,032           21,935           31,378
                                                             ---------------  ---------------  ---------------  ---------------

    Net assets                                                $ 167,343,679    $   2,013,922    $   4,972,161    $  69,220,045
                                                             ===============  ===============  ===============  ===============

Accumulation units (Note 8)
 Policyowners                                                    43,219,423        1,246,174        2,256,813       22,050,369
 MML Bay State Life Insurance Company                                10,000           10,000           10,000           10,000
                                                             ---------------  ---------------  ---------------  ---------------
 Total units                                                     43,229,423        1,256,174        2,266,813       22,060,369
                                                             ===============  ===============  ===============  ===============

NET ASSET VALUE PER ACCUMULATION UNIT

 December 31, 1997                                            $        3.87    $        1.60    $        2.19    $        3.14
 December 31, 1996                                                     3.02             1.53             2.00             2.61
 December 31, 1995                                                     2.52             1.46             1.95             2.30
 December 31, 1994                                                     1.93             1.39             1.64             1.87
 December 31, 1993                                                     1.86             1.34             1.71             1.83


                       See Notes to Financial Statements.

MML Bay State Variable Life Separate Account I -- Variable Life Plus

STATEMENT OF OPERATIONS
For The Year Ended December 31, 1997

                                                                                         MML            MML
                                                                          MML           Money         Managed          MML
                                                                         Equity         Market          Bond          Blend
                                                                        Division       Division       Division       Division
                                                                     -------------- -------------- -------------- --------------
Investment income
Dividends (Note 3B)                                                   $  12,501,743  $     106,009  $     312,026  $   6,462,372

Expenses
Mortality and expense risk fees (Note 4)                                    585,209          8,389         19,062        250,692
                                                                     -------------- -------------- -------------- --------------

Net investment income (Note 3C)                                          11,916,534         97,620        292,964      6,211,680
                                                                     -------------- -------------- -------------- --------------

Net realized and unrealized gain on investments
Net realized gain (loss) on investments (Notes 3 and 6)                   3,521,008              -        (43,086)     1,108,467
Change in net unrealized appreciation/depreciation of investments        20,304,272              -        182,455      4,240,961
                                                                     -------------- -------------- -------------- --------------

Net gain on investments                                                  23,825,280              -        139,369      5,349,428
                                                                     -------------- -------------- -------------- --------------

Net increase in net assets resulting from operations                  $  35,741,814  $      97,620  $     432,333  $  11,561,108
                                                                     ============== ============== ============== ==============


                      See Notes to Financial Statements.

MML Bay State Variable Life Separate Account I -- Variable Life Plus

STATEMENT OF CHANGES IN NET ASSETS
For The Years Ended December 31, 1997 and 1996

                                                                               1997
                                                ----------------------------------------------------------------
                                                                       MML             MML
                                                     MML              Money          Managed            MML
                                                    Equity           Market           Bond             Blend
                                                   Division         Division        Division          Division
                                                -------------     ------------    -------------    -------------
Increase (decrease) in net assets
Operations:
 Net investment income                          $  11,916,534     $     97,620    $     292,964    $   6,211,680
 Net realized gain (loss)
  on investments                                    3,521,008                -          (43,086)       1,108,467
 Change in net unrealized
  appreciation/depreciation
  of investments                                   20,304,272                -          182,455        4,240,961
                                                -------------     ------------    -------------    -------------

Net increase in net assets
 resulting from operations                         35,741,814           97,620          432,333       11,561,108
                                                -------------     ------------    -------------    -------------

Capital transactions: (Note 8)
 Transfer of net premium                           28,357,669          370,219          785,116       11,772,004
 Transfer to Guaranteed
 Principal Account                                    (22,724)               -                -          (20,713)
 Transfer of surrender values                      (4,776,027)         (33,994)        (203,043)      (1,472,337)
 Transfer due to death benefits                      (127,308)               -           (5,743)        (107,104)
 Transfer due to policy loans,
  net of repayments                                (3,952,762)         (73,338)        (113,501)      (1,739,176)
 Transfer due to reimbursement
  (payment) of accumulation
  unit value fluctuation                              (23,339)            (369)            (976)         (33,155)
 Withdrawal due to charges for
  administrative and insurance
  costs                                           (11,901,583)        (173,831)        (392,070)      (5,415,180)
 Divisional transfers                                 980,651         (305,024)        (261,865)        (413,761)
                                                -------------     ------------    -------------    -------------

 Net increase (decrease) in net assets
  resulting from capital transactions               8,534,577         (216,337)        (192,082)       2,570,578
                                                -------------     ------------    -------------    -------------
Total increase (decrease)                          44,276,391         (118,717)         240,251       14,131,686

NET ASSETS, at beginning
 of the year                                      123,067,288        2,132,639        4,731,910       55,088,359
                                                -------------     ------------    -------------    -------------

NET ASSETS, at end
 of the year                                    $ 167,343,679     $  2,013,922    $   4,972,161    $  69,220,045
                                                =============     ============    =============    =============

                                                                                 1996
                                                  ----------------------------------------------------------------
                                                                         MML             MML
                                                        MML             Money          Managed            MML
                                                       Equity          Market            Bond            Blend
                                                      Division        Division         Division         Division
                                                  -------------    -------------    -------------    -------------
Increase (decrease) in net assets
Operations:
 Net investment income                            $   5,057,981    $      81,931    $     263,280    $   3,039,413
 Net realized gain (loss)
  on investments                                      2,103,813                -           (8,838)         894,768
 Change in net unrealized
  appreciation/depreciation
  of investments                                     12,069,834                -         (130,618)       2,493,656
                                                  -------------    -------------    -------------    -------------

Net increase in net assets
 resulting from operations                           19,231,628           81,931          123,824        6,427,837
                                                  -------------    -------------    -------------    -------------

Capital transactions: (Note 8)
 Transfer of net premium                             30,253,210          479,029          965,175       13,099,759
 Transfer to Guaranteed
  Principal Account                                      (1,631)          (2,710)          (4,530)          (1,159)
 Transfer of surrender values                        (2,815,182)         (28,198)        (114,542)      (1,190,428)
 Transfer due to death benefits                         (47,935)          (1,609)         (20,793)         (19,767)
 Transfer due to policy loans,
  net of repayments                                  (2,517,403)         (83,415)        (100,937)      (1,136,293)
 Transfer due to reimbursement
  (payment) of accumulation
  unit value fluctuation                                 (7,844)            (292)          (2,296)           3,513
 Withdrawal due to charges for
  administrative and insurance
  costs                                             (11,654,245)        (181,244)        (432,135)      (5,542,332)
 Divisional transfers                                 1,364,488         (102,281)          33,776       (1,295,983)
                                                  -------------    -------------    -------------    -------------

 Net increase (decrease) in net assets
  resulting from capital transactions                14,573,458           79,280          323,718        3,917,310
                                                  -------------    -------------    -------------    -------------
Total increase (decrease)                            33,805,086          161,211          447,542       10,345,147

NET ASSETS, at beginning
 of the year                                         89,262,202        1,971,428        4,284,368       44,743,212
                                                  -------------    -------------    -------------    -------------

NET ASSETS, at end
 of the year                                      $ 123,067,288    $   2,132,639    $   4,731,910    $  55,088,359
                                                  =============    =============    =============    =============

                       See Notes to Financial Statements.

MML Bay State Variable Life Separate Account I - Variable Life Plus

Notes To Financial Statements

1.  HISTORY

    MML Bay State Variable Life Separate Account I ("Separate Account I") is a separate investment account established on June 9, 1982 by MML Bay State Life Insurance Company ("MML Bay State") in accordance with the provisions of Chapter 376 of the Missouri Statutes. On June 30, 1997, MML Bay State redomesticated from the state of Missouri to the state of Connecticut. MML Bay State is a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company ("MassMutual").

    MML Bay State maintains three segments within Separate Account I. The initial segment ("Variable Life Segment") is used exclusively for MML Bay State's limited payment variable whole life insurance policy.

    On August 4, 1988, MML Bay State established a second segment ("Variable Life Plus Segment") within Separate Account I to be used exclusively for MML Bay State's flexible premium variable whole life insurance policy, known as Variable Life Plus.

    On July 24, 1995, MML Bay State established a third segment ("Variable Life Select Segment") within Separate Account I to be used exclusively for MML Bay State's flexible premium variable whole life insurance policy, known as Variable Life Select.

    The Separate Account I operates as a registered unit investment trust pursuant to the Investment Company Act of 1940 and the rules promulgated thereunder. MML Bay State paid $40,000 to the Variable Life Plus Segment on August 4, 1988 to provide initial capital: 12,216 shares were purchased in the four series of shares of the management investment company described in
    Note 2 supporting the divisions of the Variable Life Plus Segment.

2.  INVESTMENT OF THE VARIABLE LIFE PLUS SEGMENT'S ASSETS

    The Variable Life Plus Segment maintains four divisions. The MML Equity Division invests in shares of MML Equity Fund, the MML Money Market Division invests in shares of MML Money Market Fund, the MML Managed Bond Division invests in shares of MML Managed Bond Fund and the MML Blend Division invests in shares of MML Blend Fund. MML Equity Fund, MML Money Market Fund, MML Managed Bond Fund and MML Blend Fund are four series of the MML Series Investment Fund (the "MML Trust"). The MML Trust is a no-load, registered, open-end, management investment company for which MassMutual acts as investment manager. Concert Capital Management, Inc. ("Concert") served as the investment sub-advisor to MML Equity Fund and the Equity Sector of the MML Blend Fund from 1993-1996. Concert merged with and into David L. Babson and Company, Inc. ("Babson") effective December 31, 1996. At such time, both Concert and Babson were wholly-owned subsidiaries of DLB Acquisition Corporation, which is a controlled subsidiary of MassMutual. Thus, effective January 1, 1997, Babson serves as the investment sub-advisor to MML Equity Fund and the Equity Sector of the MML Blend Fund.

    In addition to the four divisions of the Variable Life Plus Segment, a policyowner may also allocate funds to the Guaranteed Principal Account, which is part of MML Bay State's general account. Because of exemptive and exclusionary provisions, interests in the Guaranteed Principal Account, are not registered under the Securities Act of 1933 and the general account is not registered as an investment company under the Investment Company Act of 1940.

3.  SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies followed consistently by the Variable Life Plus Segment in the preparation of the financial statements in conformity with generally accepted accounting principles.

A.  Investment Valuation

    Investments in MML Equity Fund, MML Money Market Fund, MML Managed Bond Fund and MML Blend Fund are each stated at market value which is the net asset value per share of each of the respective funds.

B.  Accounting For Investments

    Investment transactions are accounted for on trade date and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income is recorded on the ex-dividend date.

C.  Federal Income Taxes

    MML Bay State is taxed under federal law as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. The Variable Life Plus Segment is part of MML Bay State's total operation and is not taxed separately. The Variable Life Plus Segment will not be taxed as a "regulated investment company" under Subchapter M of the Internal Revenue Code. Under existing federal law, no taxes are payable on investment income and realized capital gains of the Variable Life Plus Segment credited to the policies. Accordingly, MML Bay State does not intend to make any charge to the Variable Life Plus Segment's divisions to provide for company income taxes. MML Bay State may, however, make such a charge in the future if an unanticipated change of current law results in a company tax liability attributable to the Variable Life Plus Segment.

D.  Policy Loan

    When a policy loan is made, the Variable Life Plus Segment transfers the amount of the loan to MML Bay State, thereby decreasing both the investments and net assets of the Variable Life Plus Segment by an equal amount. The interest rate charged on any loan is 6% per year or the policyowner may select an adjustable loan rate, in all jurisdictions except Arkansas, at the time of application. All loan repayments are allocated to the Guaranteed Principal Account.

    The policyowner earns interest at an annual rate determined by MML Bay State, which will not be less than 4%, on any loaned amount.

E.  Estimates

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

4.  CHARGES

    MML Bay State charges the Variable Life Plus Segment divisions for the mortality and expense risks it assumes. The charge is made daily at an effective annual rate of 0.40% of the value of each division's net assets.

    MML Bay State makes certain deductions from the annual premium before amounts are allocated to the Variable Life Plus Segment and the Guaranteed Principal Account. The deductions are for sales charges and state premium taxes. No additional deductions are taken when money is transferred from the Guaranteed Principal Account to the Variable Life Plus Segment. MML Bay State also makes certain charges for the cost of insurance and administrative costs.

5.  SALES AGREEMENTS

    MML Investors Services, Inc. ("MMLISI"), a wholly-owned subsidiary of MassMutual, serves as principal underwriter (as defined in the Investment Company Act of 1940, as amended) of the policies pursuant to an agreement among MMLISI, MML Bay State and Separate Account I. MMLISI is registered with the Securities and Exchange Commission as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The policies are no longer offered for sale to the public. Policyowners may continue, however, to make premium payments under existing policies.

    Pursuant to underwriting and servicing agreements, commissions, or other fees due to registered representatives for servicing the policies are paid by MML Bay State through MMLISI. MMLISI also receives compensation for its actions as underwriters of the policies.

6.  PURCHASES AND SALES OF INVESTMENTS

                                                                      MML              MML
                                                    MML              Money           Managed             MML
      For The Year Ended                           Equity            Market           Bond              Blend
      December 31. 1997                           Division          Division         Division         Division
      -----------------                        --------------    --------------   --------------   --------------
      Cost of purchases                        $   21,753,628    $      643,341   $      916,565   $   10,249,050
      Proceeds from sales                           8,141,608           781,483          816,658        4,310,910
      Average monthly value of securities         144,212,770         2,088,790        4,774,157       61,978,485

7.  NET INVESTMENT RETURN

    The following table shows the net investment return for each division in the Variable Life Plus Segment:

                                                                      MML               MML
                                                     MML             Money            Managed           MML
                                                   Equity            Market            Bond            Blend
      For the Year Ended:                         Division          Division         Division         Division
      ------------------                       --------------    --------------   --------------   --------------
       December 31, 1997                           24.57%             4.64%             9.04%          18.52%
       December 31, 1996                           18.29%             4.47%             2.85%          12.83%
       December 31, 1995                           26.30%             5.03%            16.89%          20.32%
       December 31, 1994                            3.72%             3.41%            (3.90%)          2.23%
       December 31, 1993                            8.49%             2.31%             9.91%           8.39%

    The net investment return for each division of the Variable Life Plus Segment is computed using the net increase in net assets resulting from operations as compared to the average monthly net assets. The net investment return figures shown above do not reflect expenses related to insurance products. Inclusion of such expenses would reduce the net investment return figures for all periods shown.

8.   NET INCREASE (DECREASE) IN ACCUMULATION UNITS

                                                          MML             MML
                                          MML            Money          Managed        MML
For the Year Ended                       Equity          Market          Bond         Blend
December 31, 1997                       Division        Division       Division      Division
-----------------                     ------------     ----------     ----------    -----------
Units purchased                         8,235,720        237,408        379,946      4,113,955
Units withdrawn and transferred to
Guaranteed Principal Account           (6,024,705)      (179,557)      (343,176)    (3,054,002)
Units transferred between divisions       293,723       (195,299)      (131,838)      (143,124)
                                       ----------      ---------      ---------     ----------
Net increase (decrease)                 2,504,738       (137,448)       (95,068)       916,829

Units, at beginning of the year        40,724,685      1,393,622      2,361,881     21,143,540
                                       ----------      ---------      ---------     ----------
Units, at end of the year              43,229,423      1,256,174      2,266,813     22,060,369
                                       ==========      =========      =========     ==========

                                                          MML            MML
                                          MML            Money         Managed         MML
For the Year Ended                       Equity          Market          Bond         Blend
December 31, 1996                       Division        Division       Division      Division
-----------------                     ------------     ----------     ----------    -----------
Units purchased                        11,061,920        321,133        498,819      5,418,933
Units withdrawn and transferred to
Guaranteed Principal Account           (6,211,017)      (199,230)      (347,604)    (3,258,016)
Units transferred between divisions       492,311        (76,090)        11,346       (509,444)
                                      -----------      ---------      ---------     ----------
Net increase                            5,343,214         45,813        162,561      1,651,473

Units, at beginning of the year        35,381,471      1,347,809      2,199,320     19,492,067
                                      -----------      ---------      ---------     ----------
Units, at end of the year              40,724,685      1,393,622      2,361,881     21,143,540
                                      ===========      =========      =========     ==========

9. CONSOLIDATED MML BAY STATE VARIABLE LIFE SEPARATE ACCOUNT I

   As discussed in Note 1, the financial statements only represent activity of MML Bay State's Variable Life Plus Segment. The combined net assets as of December 31, 1997 for Separate Account I, which includes the Variable Life, Variable Life Plus and Variable Life Select Segments, are as follows:


                                                 MML             MML
                                  MML           Money          Managed         MML
                                 Equity         Market          Bond          Blend
                                Division       Division       Division       Division
                             -------------- -------------- -------------- --------------
Total assets                  $262,418,182   $  5,596,013   $  8,002,808   $ 97,150,658
Total liabilities                  816,281         87,088         11,878        408,037
                             -------------  -------------  -------------  -------------
 Net assets                   $261,601,901   $  5,508,925   $  7,990,930   $ 96,742,621
                             =============  =============  =============  =============
Net assets:
For variable life insurance
 policies                     $259,884,304   $  5,301,355   $  7,889,341   $ 95,613,924
 Retained in Variable Life
 Separate Account 1 by
 MML Bay State Life
 Insurance Company               1,717,597        207,570        101,589      1,128,697
                             -------------  -------------  -------------  -------------
 Net assets                   $261,601,901   $  5,508,925   $  7,990,930   $ 96,742,621
                             =============  =============  =============  =============

                              *Oppenheimer                  *Oppenheimer   *Oppenheimer
                                Capital       *Oppenheimer     Global        Strategic
                              Appreciation       Growth      Securities        Bond
                                Division        Division      Division       Division
                             -------------- -------------- -------------- --------------
Total assets                  $ 21,250,607   $ 15,581,317   $ 12,676,506   $  2,371,037
Total liabilities                   72,606        101,795         59,768          6,374
                             -------------  -------------  -------------  -------------
 Net assets                     21,178,001   $ 15,479,522   $ 12,616,738   $  2,364,663
                             =============  =============  =============  =============
Net assets:
For variable life insurance
 policies                     $ 21,170,402   $ 15,470,828   $ 12,609,774   $  2,358,254
 Retained in Variable Life
 Separate Account 1 by
 MML Bay State Life
 Insurance Company                   7,599          8,694          6,964          6,409
                             -------------  -------------  -------------  -------------
 Net assets                   $ 21,178,001   $ 15,479,522   $ 12,616,738   $  2,364,663
                             =============  =============  =============  =============

* Offered to the Variable Life Select Segment only.

Report Of Independent Accountants

To the Board of Directors and Policyholders of MML Bay State Life Insurance Company

We have audited the accompanying statutory statements of financial position of MML Bay State Life Insurance Company as of December 31, 1997 and 1996, and the related statutory statements of income, changes in capital stock and surplus, and cash flows for each of the three years in the period ended December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Note 1, these financial statements were prepared in conformity with statutory accounting practices of the National Association of Insurance Commissioners and the accounting practices prescribed or permitted by the Department of Insurance of the State of Connecticut, and prior to June 30, 1997, the Department of Insurance of the State of Missouri (collectively "statutory accounting principles"), which practices differ from generally accepted accounting principles. The effects on the financial statements of the variances between the statutory basis of accounting and generally accepted accounting principles, although not reasonably determinable at this time, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of MML Bay State Life Insurance Company at December 31, 1997 and 1996, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 1997.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of MML Bay State Life Insurance Company at December 31, 1997 and 1996, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1997, on the statutory basis of accounting described in Note 1.




COOPERS & LYBRAND L.L.P.


Springfield, Massachusetts
February 6, 1998

MML Bay State Life Insurance Company

STATUTORY STATEMENTS OF FINANCIAL POSITION

                                                             December 31,
                                                       1997                1996
                                                       ----                ----
                                                             (In Millions)
Assets:
Bonds ...........................................    $   38.5           $  44.9
Policy loans ....................................        16.1              10.0
Cash and short-term investments .................         3.5               7.0
                                                     --------           -------
                                                         58.1              61.9
Investment and insurance amounts
 receivable .....................................         2.0               2.3
Transfer due from separate account ..............        75.8              50.2
Receivable from parent ..........................          --               1.1
Federal income tax receivable ...................          --               1.1
                                                     --------           -------
                                                        135.9             116.6
Separate account assets .........................     1,400.1             706.7
                                                     --------           -------
                                                     $1,536.0           $ 823.3
                                                     ========           =======

                  See notes to statutory financial statements.

MML Bay State Life Insurance Company


                                                                              December 31,
                                                                     1997                       1996
                                                                     ----                       ----
                                                                  ($ In Millions Except for Par Value
                                                                           and Share Amounts)
Liabilities:
Policyholders' reserves and funds...............................  $   36.2                     $ 26.5
Policyholders' claims and other benefits........................       1.9                        1.1
Payable to parent...............................................      21.7                         --
Federal income tax payable......................................       3.9                         --
Accrued expenses and taxes......................................       3.0                        6.9
Asset valuation reserve.........................................       0.1                        0.2
Other liabilities...............................................       5.0                        7.3
                                                                  --------                     ------
                                                                      71.8                       42.0
Separate account reserves and liabilities.......................   1,396.7                      703.7
                                                                  --------                     ------
                                                                   1,468.5                      745.7
                                                                  --------                     ------
Capital stock and surplus:
Common stock, $200 par value
25,000 shares authorized
12,501 shares issued and outstanding............................       2.5                        2.5
Paid-in capital and contributed surplus.........................      71.7                       71.7
Surplus.........................................................      (6.7)                       3.4
                                                                  --------                     ------
                                                                      67.5                       77.6
                                                                  --------                     ------
                                                                  $1,536.0                     $823.3
                                                                  ========                     ======

                  See notes to statutory financial statements.

MML Bay State Life Insurance Company

STATUTORY STATEMENTS OF INCOME

                                                      Years Ended December 31,
                                                     1997       1996       1995
                                                     ----       ----       ----
                                                            (In Millions)
Revenue:
Premium income ................................    $606.6     $441.2     $ 92.7
Net investment and other income ...............      10.7        8.4        4.3
Expense allowance on reinsurance ceded ........        --         --        0.5
                                                   ------     ------     ------
                                                    617.3      449.6       97.5
                                                   ------     ------     ------
Benefits and expenses:
Policy benefits and payments ..................      34.3       11.0        5.7
Addition to policyholders' reserves, funds
 and separate accounts ........................     489.0      363.5       67.0
Operating expenses ............................      38.3       24.0       11.2
Commissions ...................................      35.4       28.1       15.1
State taxes, licenses and fees ................      11.2        9.1        2.5
                                                   ------     ------     ------
                                                    608.2      435.7      101.5

Net gain (loss) from operations
 before federal income taxes ..................       9.1       13.9       (4.0)
Federal income taxes ..........................      15.9       11.8        0.6
                                                   ------     ------     ------
Net gain (loss) from operations ...............      (6.8)       2.1       (4.6)
Net realized capital loss .....................      (0.1)      (0.1)        --
                                                   ------     ------     ------
Net income (loss) .............................    $ (6.9)    $  2.0     $ (4.6)
                                                   ======     ======     ======


                 See notes to statutory financial statements.

MML Bay State Life Insurance Company

STATUTORY STATEMENTS OF CHANGES IN CAPITAL STOCK AND SURPLUS

                                                                       Years Ended December 31,
                                                              1997             1996                1995
                                                              ----             ----                ----
                                                                            (In Millions)
Capital stock and surplus, beginning of year...............  $ 77.6            $ 50.3              $ 55.9
                                                             ------            ------              ------
Increases (decrease) due to:
 Net income (loss).........................................    (6.9)              2.0                (4.6)
 Change in asset valuation reserve.........................     0.1              (0.1)                 --
 Change in separate account surplus........................      --                --                 0.3
 Capital contribution......................................      --              25.5                  --
 Change in reserving methodology...........................      --                --                (1.3)
 Change in non-admitted assets and other...................    (3.3)             (0.1)                 --
                                                             ------            ------              ------
                                                              (10.1)             27.3                (5.6)
                                                             ------            ------              ------
Capital stock and surplus, end of year.....................  $ 67.5            $ 77.6              $ 50.3
                                                             ======            ======              ======

                 See notes to statutory financial statements.

MML Bay State Life Insurance Company

STATUTORY STATEMENTS OF CASH FLOWS

                                                              Years Ended December 31,
                                                             1997        1996        1995
                                                             ----        ----        ----
                                                                      (In Millions)
Operating activities:
Net income (loss) ....................................      $(6.9)      $ 2.0       $(4.6)
Additions to policyholders' reserves and funds,
  net of transfers to separate accounts ..............       10.5         7.0         8.6
Net realized capital loss ............................        0.1         0.1           -
Change in receivable from
separate accounts ....................................      (25.6)      (21.2)       (7.9)
Change in receivable (payable) to parent .............       22.8        (0.2)       (1.2)
Change in federal taxes receivable (payable) .........        5.0        (1.0)       (1.0)
Other changes ........................................       (9.7)        1.5        (2.6)
                                                            -----       -----       -----
Net cash used in operating activities ................       (3.8)      (11.8)       (8.7)
                                                            -----       -----       -----
Investing activities:
Purchases of investments and loans ...................      (20.1)      (35.9)      (28.4)
Sales and maturities of investments and receipts
  from repayments of loans ...........................       20.4        28.7        36.6
                                                            -----       -----       -----
Net cash provided by (used in) investing activities ..        0.3        (7.2)        8.2
                                                            -----       -----       -----
Financing activities:
Capital and Surplus contribution .....................          -        25.5           -
                                                            -----       -----       -----
Net cash provided by financing activities ............          -        25.5           -
                                                            -----       -----       -----
Increase (decrease) in cash and short-term investments       (3.5)        6.5        (0.5)
Cash and short-term investments, beginning of year ...        7.0         0.5         1.0
                                                            -----       -----       -----
Cash and short-term investments, end of year .........      $ 3.5       $ 7.0       $ 0.5
                                                            =====       =====       =====

Notes To Statutory Financial Statements

1. NATURE OF OPERATIONS AND BASIS OF PRESENTATION

MML Bay State Life Insurance Company ("the Company") is a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company ("MassMutual"). The Company is primarily engaged in the sale of flexible and limited premium variable whole life insurance and variable annuities distributed through career agents. On March 1, 1996, the operations of Connecticut Mutual Life Insurance Company were merged into MassMutual.

The accompanying statutory financial statements, except as to form, have been prepared in conformity with the statutory accounting practices of the National Association of Insurance Commissioners ("NAIC") and the accounting practices prescribed or permitted by the Department of Insurance of the State of Connecticut, and prior to June 30, 1997, the Department of Insurance of the State of Missouri. On June 30, 1997, the Company redomesticated from the state of Missouri to the state of Connecticut which did not have any effect on the accounting practices being followed.

The accompanying statutory financial statements are different in some respects from GAAP financial statements. The more significant differences are as follows:
(a) acquisition costs, such as commissions and other costs directly related to acquiring new business, are charged to current operations as incurred, whereas under GAAP these expenses would be capitalized and recognized over the life of the policies; (b) policy reserves are based upon statutory mortality and interest requirements without consideration of withdrawals, whereas GAAP reserves would be based upon reasonably conservative estimates of mortality, morbidity, interest and withdrawals; (c) bonds are generally carried at amortized cost whereas GAAP generally requires they be valued at fair value; (d) deferred income taxes are not provided for book-tax timing differences as would be required by GAAP; and (e) payments received for universal life products and variable annuities are reported as premium revenue, whereas under GAAP, these payments would be recorded as deposits to policyholders' account balances.

The NAIC is currently engaged in an extensive project to codify statutory accounting principles ("Codification") with a goal of providing a comprehensive guide of statutory accounting principles for use by insurers in all states. This comprehensive guide, which has not been approved by the NAIC or any state insurance department, includes seventy-two Statements of Statutory Accounting Principles ("SSAPs") and is expected to be effective no earlier than January 1, 1999. The effect of adopting these SSAPs shall be reported as an adjustment to surplus on the effective date. Management is currently reviewing the impact of Codification. However, since the SSAPs have not been finalized, the ultimate impact cannot be determined at this time.

The preparation of statutory financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, as well as disclosures of contingent assets and liabilities, at the date of the statutory financial statements. Management must also make estimates and assumptions that affect the amounts of revenues and expenses during the reporting period. Future events, including changes in the levels of mortality, morbidity, interest rates and asset valuations, could cause actual results to differ from the estimates used in the statutory financial statements.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a description of the Company's principal accounting policies and practices.

A.  Investments

Bonds are valued in accordance with rules established by the National Association of Insurance Commissioners. Generally, bonds are valued at amortized cost.

Policy loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy.

Short-term investments are stated at amortized cost, which approximates fair value.

In compliance with regulatory requirements, the Company maintains an Asset Valuation Reserve and an Interest Maintenance Reserve. The Asset Valuation Reserve and other investment reserves stabilize surplus against declines in the value of bonds.

The Interest Maintenance Reserve captures after-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed income investments and amortizes these capital gains and losses into income using the grouped method over the remaining life of the investment sold or over the life of the underlying asset. Net realized after tax capital losses of $0.1 million in 1997 and 1996 and net realized after tax capital gains of $0.3 million in 1995 were charged to the Interest Maintenance Reserve. Amortization of the Interest Maintenance Reserve into net investment income amounted to $0.1 million in 1997, 1996 and 1995. The Interest Maintenance Reserve is included in other liabilities on the statutory Statement of Financial Position.

Realized capital gains and losses, less taxes, not includable in the Interest Maintenance Reserve, are recognized in net income. Realized capital gains and losses are determined using the specific identification method. Unrealized capital gains and losses are included in surplus.

B.  Separate Accounts

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of variable annuity and variable life insurance policyholders. Assets, consisting of holdings in an open-end series investment fund affiliated with MassMutual, bonds, common stocks, and short-term investments, are reported at fair value. The transfer due from separate account represents the policyholders' account values in excess of statutory benefit reserves. Premiums, benefits and expenses of the separate accounts are reported in the Statutory Statement of Income. The Company receives compensation for providing administrative services to the separate account and for assuming mortality and expense risks in connection with the policies. The Company had $3.4 million and $3.0 million of its assets invested in the separate account as of December 31, 1997 and 1996, respectively.

Net transfers to separate accounts of $479.4 million, $356.1 million, and $59.8 million in 1997, 1996 and 1995, respectively, are included in the addition to policyholders' reserves, funds and separate accounts.

C.  Policyholders' Reserves

Policyholders' reserves for life contracts were developed using accepted actuarial methods computed principally on the net level premium method and the Commissioners' Reserve Valuation Method using the 1958 and 1980 Commissioners' Standard Ordinary mortality tables with assumed interest rates ranging from 3.5 to 5.5 percent. Reserves for individual annuities are based on accepted actuarial methods, principally at interest rates ranging from 5.5 to 6.0 percent.

During 1994, actuarial guidelines requiring additional reserves for immediate payment of claims became effective. While the Company's aggregate reserves were sufficient, the reserves for certain products were not recorded. The effect of correctly recording these reserves was $1.3 million at December 31, 1994 and was recorded as an adjustment to surplus during 1995.

D.  Premium and Related Expense Recognition

Premium revenue is recognized annually on the anniversary date of the policy. Annuity premium is recognized when received. Commissions and other costs related to issuance of new policies, maintenance and settlement costs, are charged to current operations when incurred.

E.  Cash and Short-Term Investments

For purposes of the Statutory Statement of Cash Flows, the Company considers all highly liquid short-term investments purchased with a maturity of twelve months or less to be cash and short-term investments.

3. CAPITAL STOCK AND SURPLUS

The Board of Directors of MassMutual has authorized the contribution of funds to the Company sufficient to meet the capital requirements of all states in which the Company is licensed to do business. Substantially all of the statutory capital stock and surplus is subject to dividend restrictions relating to various state regulations which limit the payment of dividends without prior approval. Under these regulations, $7.5 million of capital stock and surplus is available for distribution to the shareholder in 1998 without prior regulatory approval.

4. RELATED PARTY TRANSACTIONS

MassMutual and the Company have an agreement whereby MassMutual, for a fee, will furnish the Company, as required, operating facilities, human resources, computer software development and managerial services. Fees incurred under the terms of the agreement were $26.8 million, $16.4 million and $6.6 million in 1997, 1996 and 1995, respectively.

The Company had reinsurance agreements with MassMutual in which MassMutual assumed specific plans of insurance on a coinsurance basis and on a yearly renewal term basis. The coinsurance agreement was terminated in 1995. A termination fee of $6.2 million was recorded as an expense and paid to MassMutual for the right to retain future fees and charges on the reinsurance business. Premium income and policy benefits and payments are stated net of reinsurance. Premium income of $5.1 million, $3.8 million and $29.6 million was ceded to MassMutual in 1997, 1996 and 1995, respectively. Death benefits of $5.5 million, $3.1 million and $1.8 million were ceded to MassMutual in 1997, 1996 and 1995, respectively.

The Company entered into a stop-loss agreement with MassMutual on January 1, 1997, with maximum coverage at $25.0 million, under which the Company cedes claims which, in aggregate exceed 18% of the covered volume for any year. For 1997, this limit was $15.4 million and it was not exceeded. The Company paid approximately $1.0 million in premiums under the agreement in 1997.

During 1996, MassMutual contributed additional paid in capital of $25.0 million cash to the Company and purchased an additional 2,500 shares of common stock for $0.5 million.

5. FEDERAL INCOME TAXES

The provision for federal income taxes is based upon the Company's best estimate of its tax liability. No deferred tax effect is recognized for temporary differences that may exist between financial reporting and taxable income. Accordingly, the reporting of miscellaneous temporary differences, such as reserves and acquisition costs, resulted in effective tax rates which differ from the statutory tax rate.

The Company plans to file its 1997 federal income tax return on a consolidated basis with its parent, MassMutual and MassMutual's other eligible life and non-life affiliates. The Company and its eligible life and non-life affiliates are subject to a written tax allocation agreement which allocates the group's tax liability for payment purposes. Generally, the agreement provides that loss members shall be compensated for the use of their losses and credits by other members.

The Internal Revenue Service has completed examining MassMutual's income tax returns through the year 1992 and is currently examining the Company for the years 1993 and 1994. The Company believes any adjustments resulting from such examinations will not materially affect its statutory financial statements.

The Company made federal tax payments of $10.9 million in 1997, $12.8 million in 1996 and $1.9 million in 1995.

6. INVESTMENTS

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality or individual investment.

A.   Bonds

The carrying value and estimated fair value of bonds are as follows:

                                                                                     December 31, 1997
                                                                                  Gross             Gross         Estimated
                                                              Carrying          Unrealized        Unrealized        Fair
                                                               Value              Gains             Losses          Value
                                                               -----              -----             ------          -----
                                                                                       (In Millions)
U. S. Treasury securities
 and obligations of U. S.
 government corporations
 and agencies                                                   $7.6              $0.1               $  --           $7.7
Mortgage-backed securities                                       6.5               0.1                  --            6.6
Corporate debt securities                                       23.9               0.4                  --           24.3
Utilities                                                        0.5                --                  --            0.5
                                                               -----             -----               -----          -----
 TOTAL                                                         $38.5             $ 0.6               $  --          $39.1
                                                               =====             =====               =====          =====

                                                                                     December 31, 1996
                                                                                   Gross           Gross          Estimated
                                                               Carrying          Unrealized      Unrealized          Fair
                                                                Value              Gains           Losses            Value
                                                                -----              -----           ------            -----
                                                                                       (In Millions)
U. S. Treasury securities
 and obligations of U. S.
 government corporations
 and agencies                                                  $ 7.8                $0.1           $0.1             $ 7.8
Mortgage-backed securities                                       8.3                  --            0.1               8.2
Corporate debt securities                                       28.8                 0.3            0.1              29.0
                                                               -----                ----          -----             -----
 TOTAL                                                         $44.9                $0.4          $ 0.3             $45.0
                                                               =====                ====          =====             =====

The carrying value and estimated fair value of bonds at December 31, 1997 by contractual maturity are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties.

                                                                                                                    Estimated
                                                                               Carrying                               Fair
                                                                                 Value                               Value
                                                                                 -----                               -----
                                                                                               (In Millions)
Due in one year or less                                                          $ 0.1                               $ 0.1
Due after one year through five years                                             18.9                                19.2
Due after five years through ten years                                             7.5                                 7.7
Due after ten years                                                                2.0                                 2.0
                                                                                 -----                               -----
                                                                                  28.5                                29.0
Mortgage-backed securities, including
 securities guaranteed by the
 U.S. government                                                                  10.0                                10.1
                                                                                 -----                               -----
 TOTAL                                                                           $38.5                               $39.1
                                                                                 =====                               =====

Proceeds from sales and maturities of investments in bonds were $20.4 million during 1997, $28.7 million during 1996 and $36.6 million during 1995. Gross capital gains of $0.1 million in 1997, $0.1 million in 1996 and $0.5 million in 1995 and gross capital losses of $0.1 million in 1997, $0.1 million in 1996, and $0.1 million in 1995 were realized on those sales, portions of which were included in the Interest Maintenance Reserve. The estimated fair value of non-publicly traded bonds is determined by the Company using a pricing matrix.

B.   Other

It is not practicable to determine the fair value of policy loans which do not have a stated maturity.

7. LIQUIDITY

The withdrawal characteristics of the policyholders' reserves and funds, including separate accounts, and the invested assets which support them at December 31, 1997 are illustrated below:

                                                                  (In Millions)
Total policyholders' reserves and funds and
 separate account liabilities                               $1,432.9
Not subject to discretionary withdrawal                         (0.4)
Policy loans                                                   (16.1)
                                                            --------
Subject to discretionary withdrawal                                         $1,416.4
                                                                            ========
Total invested assets, including separate
 investment accounts                                        $1,458.2
Policy loans and other invested assets                         (16.1)
                                                            --------
 Marketable investments                                                     $1,442.1
                                                                            ========

8. BUSINESS RISKS AND CONTINGENCIES

Approximately 49% of the Company's premium revenue in 1997 was derived from three customers and approximately 52% of the Company's premium revenue in 1996, was derived from two customers.

The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premiums. The Company believes such assessments in excess of amounts accrued will not materially affect its financial position, results of operations or liquidity. In 1997, the Company elected not to admit $0.1 million of guaranty fund premium tax offset receivables relating to prior assessments.

The Company is involved in litigation arising in and out of the normal course of its business. Management intends to defend these actions vigorously. While the outcome of litigation cannot be foreseen with certainty, it is the opinion of management, after consultation with legal counsel, that the ultimate resolution of these matters will not materially affect its financial position, results of operations or liquidity.

9. RECLASSIFICATIONS

Certain 1996 and 1995 amounts have been reclassified to conform with the current year presentation.

AFFILIATED COMPANIES

The relationship of the Company, its parent and affiliated companies as of December 31, 1997 is illustrated below. Subsidiaries are wholly-owned by the parent, except as noted.

    Parent
    ------
    Massachusetts Mutual Life Insurance Company

    Subsidiaries of Massachusetts Mutual Life Insurance Company
    -----------------------------------------------------------
    C.M. Assurance Company
    C.M. Benefit Insurance Company
    C.M. Life Insurance Company
    MassMutual Holding Company
    MassMutual Holding Company Two, Inc. (Sold in March 1996)
    MassMutual of Ireland, Limited
    MML Bay State Life Insurance Company
    MML Distributors, LLC

    Subsidiaries of MassMutual Holding Company
    ------------------------------------------
    GR Phelps, Inc.
    MassMutual Holding Trust I
    MassMutual Holding Trust II
    MassMutual Holding MSC, Inc.
    MassMutual International, Inc.
    MassMutual Reinsurance Bermuda (Sold in December 1996)
    MML Investors Services, Inc.
    State House One (Liquidated in December 1996)

Subsidiaries of MassMutual Holding Trust I
------------------------------------------
    Antares Leveraged Capital Corporation  98.5%
    Charter Oak Capital Management, Inc.  80.0%
    Cornerstone Real Estate Advisors, Inc.
    DLB Acquisition Corporation  84.8%
    Oppenheimer Acquisition Corporation - 88.55%

Subsidiaries of MassMutual Holding Trust II
-------------------------------------------
    CM Advantage, Inc. -- (Liquidated in December 1997)
    CM International, Inc.
    CM Property Management, Inc. -- (Liquidated in December 1997)
    High Yield Management, Inc.
    MMHC Investments, Inc.
    MML Realty Management
    Urban Properties, Inc.
    Westheimer 335 Suites, Inc.

Subsidiaries of MassMutual International
----------------------------------------
    MassLife Seguros de Vida (Argentina) S. A.
    MassMutual International (Bermuda) Ltd.
    Mass Seguros de Vida (Chile) S. A.
    MassMutual International (Luxemburg) S. A.

MassMutual Holding MSC, Incorporated
------------------------------------
    MassMutual/Carlson CBO N. V. - 100%
    MassMutual Corporate Value Limited - 46%
    9048 -- 5434 Quebec, Inc.

Affiliates of Massachusetts Mutual Life Insurance Company
---------------------------------------------------------
    MML Series Investment Fund
    MassMutual Institutional Funds
    Oppenheimer Value Stock Fund

Appendix A

Illustrations of Death Benefits, Cash
Surrender Values and Accumulated
Premiums

The following tables illustrate the way in which a Policy operates. They show how the death benefit and cash surrender value could vary over an extended period of time, assuming the Funds experience hypothetical gross rates of investment return (i.e., investment income and capital gains and losses, realized or unrealized), equivalent to constant gross annual rates of 0%, 6% and 12%. The tables are based on annual premiums of $1,200 for a nonsmoker male and female age 35, both issued standard based on full underwriting. Separate tables are shown for the current and guaranteed schedule of charges. These tables will assist in the comparison of death benefits and cash surrender values for the Policy with those under other variable life policies which may be issued by MML Bay State or other companies.

1. The illustration on page A1 is for a Policy issued to a male nonsmoker age 35 for a Selected Face Amount of $100,000. The premium payment is $1,200 using a current schedule of charges.

2. The illustration on page A2 is for a Policy issued to a male nonsmoker age 35 for a Selected Face Amount of $100,000. The premium payment is $1,200 using guaranteed schedules of mortality and expense charges and current fund level expenses.

3. The illustration on page A3 is for a Policy issued to a female nonsmoker age 35 for a Selected Face Amount of $100,000. The premium payment is $1,200 using a current schedule of charges.

4. The illustration on page A4 is for a Policy issued to a female nonsmoker age 35 for a Selected Face Amount of $100,000. The premium payment is $1,200 using guaranteed schedules of mortality and expense charges and current fund level expenses.

The death benefits and cash surrender values for a Policy would be different from the amount shown if the rates of return averaged 0%, 6% and 12% over a period of years but varied above and below that average in individual Policy Years. They would also differ if any Policy loan were made during the period of time illustrated. They would also be different depending upon the allocation of investment value to each division of the Separate Account, if the rates of return for all the Funds averaged 0%, 6% or 12% but varied above or below that average for particular Funds.

The death benefits and cash surrender values shown in illustrations 1 and 3 reflect the following current charges:

1. Administrative Charge, equal to a monthly $4.00 per Policy charge for nonqualified policies.

2. Cost of Insurance Charge, based on the current rates being charged by the Company for standard, fully underwritten risks.

3. Mortality and Expense Risk Charge, which is equal to .43% on an annual basis, of the net asset value of the Fund shares held by the Separate Account.

4. Fund level expenses of .45% on an annual basis, of the net asset value of the Fund shares held by the Separate Account. Actual Fund level expenses may vary.

The death benefits and cash surrender values shown in illustrations 2 and 4 reflect the following guaranteed maximum charges as well as the current fund level expenses.

1. Administrative Charge, equal to $8.00 per month.

2. Cost of Insurance Charge, based on the 1980 CSO Mortality Table.

3. Mortality and Expense Risk Charge, which is equal to .43% on an annual basis, of the net asset value of the Fund shares held by the Separate Account.

Cash surrender values shown in the tables reflect the deduction of the applicable Administrative Surrender Charge (during the first ten Policy Years) and the applicable Sales Load Surrender Charge (during the first fifteen Policy Years). Taking into account the Mortality and Expense Risk Charge and the Fund level expenses, the effect is that for gross annual rates of return of 0%, 6% and 12%, the actual net annual rate of return would be -0.826%, 5.125% and 11.075% respectively.

MassMutual has agreed to bear expenses of the Funds (other than the management fee, interest, taxes, brokerage commissions and extraordinary expenses) in excess of .11% of average daily net asset value of each Fund through April 30, 1999. During 1997 no expenses were required to be reimbursed pursuant to this undertaking.

Currently no charge is made against the Separate Account for federal income taxes but MML Bay State reserves the right to charge the Separate Account for federal income taxes attributable to the Separate Account if such taxes are imposed in the future.

The second column of each table shows the amounts which would accumulate if an amount equal to the annual premium were invested to earn interest after taxes of 5% per year, compounded annually.

The tables are based on the assumptions that the Policyowner has not requested an increase or decrease in the Selected Face Amount, that no Policy loans, or additional premium payments have been made, and no transaction charges have been incurred, and that the entire Account Value under the Policy is allocated to the Funds.

                                       A

FLEXIBLE PREMIUM VARIABLE WHOLE LIFE INSURANCE POLICY

Male, Issue Age 35, Nonsmoker
$100,000 Selected Face Amount
$1,200 Annual Premium
Using Current Schedule Of Charges


                                                Death Benefit                        Cash Surrender Value
                   Premiums              Assuming Hypothetical Gross              Assuming Hypothetical Gross
End Of            Accumulated            Annual Investment Return of              Annual Investment Return of
Policy           at 5% Interest          ---------------------------              ---------------------------
 Year              Per Year             0%           6%            12%          0%             6%             12%
------           --------------      --------     --------     ----------     -------       --------        --------
1                  $  1,260          $100,000     $100,000     $  100,000     $   178       $    238        $    297
2                     2,583           100,000      100,000        100,000       1,055          1,231           1,414
3                     3,972           100,000      100,000        100,000       1,947          2,297           2,677
4                     5,431           100,000      100,000        100,000       2,851          3,437           4,097
5                     6,962           100,000      100,000        100,000       3,740          4,624           5,661
6                     8,570           100,000      100,000        100,000       4,611          5,859           7,383
7                    10,259           100,000      100,000        100,000       5,465          7,145           9,282
8                    12,032           100,000      100,000        100,000       6,299          8,483          11,376
9                    13,893           100,000      100,000        100,000       7,114          9,875          13,686
10                   15,848           100,000      100,000        100,000       7,906         11,322          16,236
15                   27,189           100,000      100,000        100,000      11,580         19,533          33,723
20                   41,663           100,000      100,000        146,127      14,001         28,986          61,918
25                   60,136           100,000      100,000        218,192      15,184         40,377         106,957
30 (Age 65)          83,713           100,000      100,000        321,234      15,220         54,789         179,460
35                  113,804           100,000      115,054        466,822      13,270         72,819         295,457
40                  152,208           100,000      134,403        682,774       6,977         93,988         477,464
45                  201,222                 0      154,882        993,564           0        118,230         758,446
50                  263,778                 0      178,480      1,455,511           0        145,106       1,183,343

--------------------------------------------------------------------------------

It is emphasized that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash surrender values for a policy would be different from the amounts shown if the rates of return averaged 0%, 6% and 12% over a period of years, but varied above or below that average in individual policy years. They would also be different, depending on the allocation of investment value to each division of the separate account, if the rates of return over all divisions averaged 0%, 6% or 12% but varied above or below that average for individual divisions. They would also differ if any policy loan were made during the period. No representations can be made by MML Bay State or the trust that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                                      A1

FLEXIBLE PREMIUM VARIABLE WHOLE LIFE INSURANCE POLICY

Male, Issue Age 35, Nonsmoker
$100,000 Selected Face Amount
$1,200 Annual Premium
Using Guaranteed Schedules Of Mortality and Expense
Charges as well as Current Fund Level Expenses


                                               Death Benefit                         Cash Surrender Value
                   Premiums              Assuming Hypothetical Gross              Assuming Hypothetical Gross
End Of            Accumulated            Annual Investment Return of              Annual Investment Return of
Policy           at 5% Interest          ---------------------------              ----------------------------
 Year               PerYear             0%           6%            12%           0%             6%             12%
------           --------------      --------     --------     ----------     -------       --------        --------
1                  $  1,260          $100,000     $100,000     $  100,000     $   119       $    177        $    235
2                     2,583           100,000      100,000        100,000         938          1,107           1,282
3                     3,972           100,000      100,000        100,000       1,771          2,104           2,466
4                     5,431           100,000      100,000        100,000       2,614          3,169           3,796
5                     6,962           100,000      100,000        100,000       3,439          4,275           5,257
6                     8,570           100,000      100,000        100,000       4,244          5,422           6,863
7                    10,259           100,000      100,000        100,000       5,029          6,612           8,628
8                    12,032           100,000      100,000        100,000       5,792          7,845          10,570
9                    13,893           100,000      100,000        100,000       6,532          9,123          12,708
10                   15,848           100,000      100,000        100,000       7,249         10,449          15,064
15                   27,189           100,000      100,000        100,000      10,505         17,904          31,165
20                   41,663           100,000      100,000        134,935      12,481         26,332          57,176
25                   60,136           100,000      100,000        200,489      12,852         36,043          98,279
30 (Age 65)          83,713           100,000      100,000        289,765      10,535         47,088         161,880
35                  113,804           100,000      100,000        407,362       3,219         59,555         257,824
40                  152,208                 0      105,783        570,030           0         73,974         398,622
45                  201,222                 0      116,304        783,232           0         88,781         597,887
50                  263,778                 0      126,709      1,073,126           0        103,015         872,460

--------------------------------------------------------------------------------

It is emphasized that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash surrender values for a policy would be different from the amounts shown if the rates of return averaged 0%, 6% and 12% over a period of years, but varied above or below that average in individual policy years. They would also be different, depending on the allocation of investment value to each division of the separate account, if the rates of return over all divisions averaged 0%, 6% or 12% but varied above or below that average for individual divisions. They would also differ if any policy loan were made during the period. No representations can be made by MML Bay State or the trust that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                                      A2

FLEXIBLE PREMIUM VARIABLE WHOLE LIFE INSURANCE POLICY

Female, Issue Age 35, Nonsmoker
$100,000 Selected Face Amount
$1,200 Annual Premium
Using Current Schedule Of Charges

                                               Death Benefit                         Cash Surrender Value
                  Premiums               Assuming Hypothetical Gross              Assuming Hypothetical Gross
End Of           Accumulated             Annual Investment Return of              Annual Investment Return of
Policy          at 5% Interest           ---------------------------              ---------------------------
 Year              Per Year             0%           6%            12%           0%             6%            12%
 ----              --------           -------      -------      ---------      ------        -------       ---------
1                  $  1,260          $100,000     $100,000     $  100,000     $   224       $    284      $      345
2                     2,583           100,000      100,000        100,000       1,121          1,299           1,484
3                     3,972           100,000      100,000        100,000       2,048          2,402           2,786
4                     5,431           100,000      100,000        100,000       2,968          3,561           4,230
5                     6,962           100,000      100,000        100,000       3,872          4,769           5,820
6                     8,570           100,000      100,000        100,000       4,759          6,026           7,572
7                    10,259           100,000      100,000        100,000       5,629          7,335           9,503
8                    12,032           100,000      100,000        100,000       6,481          8,699          11,635
9                    13,893           100,000      100,000        100,000       7,316         10,120          13,989
10                   15,848           100,000      100,000        100,000       8,132         11,602          16,591
15                   27,189           100,000      100,000        107,146      11,939         20,035          34,445
20                   41,663           100,000      100,000        168,404      14,738         30,025          63,072
25                   60,136           100,000      100,000        250,713      16,694         42,439         109,006
30 (Age 65)          83,713           100,000      115,275        363,792      17,675         57,927         182,810
35                  113,804           100,000      133,226        522,779      17,049         76,567         300,448
40                  152,208           100,000      152,250        750,246      14,804         99,510         490,357
45                  201,222           100,000      175,355      1,094,232       8,730        127,069         792,922
50                  263,778                 0      199,262      1,585,059           0        158,144       1,257,983

------------------------------------------------------------------------------------------------------------------------------------


It is emphasized that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash surrender values for a policy would be different from the amounts shown if the rates of return averaged 0%, 6% and 12% over a period of years, but varied above or below that average in individual policy years. They would also be different, depending on the allocation of investment value to each division of the separate account, if the rates of return over all divisions averaged 0%, 6% or 12% but varied above or below that average for individual divisions. They would also differ if any policy loan were made during the period. No representations can be made by MML Bay State or the trust that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                                       A3

FLEXIBLE PREMIUM VARIABLE WHOLE LIFE INSURANCE POLICY

Female, Issue Age 35, Nonsmoker
$100,000 Selected Face Amount
$1,200 Annual Premium
Using Guaranteed Schedule Of Mortality and Expense
Charges as well as Current Fund Level Expenses

                                               Death Benefit                         Cash Surrender Value
                  Premiums               Assuming Hypothetical Gross              Assuming Hypothetical Gross
End Of           Accumulated             Annual Investment Return of              Annual Investment Return of
Policy          at 5% Interest           ---------------------------              ---------------------------
 Year              Per Year             0%           6%            12%           0%             6%            12%
 ----              --------           -------      -------      ---------      ------        -------       ---------
1                  $  1,260          $100,000     $100,000     $  100,000     $   172       $    230        $    288
2                     2,583           100,000      100,000        100,000       1,014          1,185           1,363
3                     3,972           100,000      100,000        100,000       1,885          2,224           2,592
4                     5,431           100,000      100,000        100,000       2,748          3,314           3,952
5                     6,962           100,000      100,000        100,000       3,592          4,445           5,446
6                     8,570           100,000      100,000        100,000       4,417          5,619           7,088
7                    10,259           100,000      100,000        100,000       5,220          6,836           8,892
8                    12,032           100,000      100,000        100,000       6,002          8,099          10,878
9                    13,893           100,000      100,000        100,000       6,764          9,410          13,067
10                   15,848           100,000      100,000        100,000       7,504         10,773          15,484
15                   27,189           100,000      100,000        100,000      10,917         18,488          32,033
20                   41,663           100,000      100,000        156,608      13,336         27,551          58,655
25                   60,136           100,000      100,000        232,563      14,795         38,643         101,114
30 (Age 65)          83,713           100,000      104,275        335,259      14,920         52,400         168,472
35                  113,804           100,000      119,206        474,739      12,321         68,509         272,839
40                  152,208           100,000      132,724        661,264       4,842         86,748         432,199
45                  201,222                 0      146,018        917,075           0        105,810         664,547
50                  263,778                 0      157,246      1,252,018           0        124,798         993,665

------------------------------------------------------------------------------------------------------------------------------------


It is emphasized that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash surrender values for a policy would be different from the amounts shown if the rates of return averaged 0%, 6% and 12% over a period of years, but varied above or below that average in individual policy years. They would also be different, depending on the allocation of investment value to each division of the separate account, if the rates of return over all divisions averaged 0%, 6% or 12% but varied above or below that average for individual divisions. They would also differ if any policy loan were made during the period. No representations can be made by MML Bay State or the trust that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                                       A4

                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

                           UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission (the "Commission") such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

       RULE 484 UNDERTAKING

The Bylaws of MML Bay State provide for indemnification of directors and officers as follows:

MML Bay State directors and officers are indemnified under its by-laws. No indemnification is provided with respect to any liability to any entity which is registered as an investment company under the Investment Company Act of 1940 or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of MML Bay State pursuant to the foregoing provisions, or otherwise, MML Bay State has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933, and is, therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by MML Bay State of expenses incurred or paid by a director, officer or controlling person of MML Bay State in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, MML Bay State will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.


REPRESENTATIONS UNDER SECTION 26 (e)(2)(A)
OF THE INVESTMENT COMPANY ACT OF 1940

MML Bay State Life Insurance Company hereby represents that the fees and charges deducted under the flexible premium variable whole life insurance policies described in this Registration Statement in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by MML Bay State Life Insurance Company.

                       CONTENTS OF POST-EFFECTIVE Amendment No. 10

This Post-effective Amendment is comprised of the following documents:

The Facing Sheet.

The Prospectus consisting of 48 pages.

The Undertaking to File Reports.

The Signatures.

Written Consents of the Following Persons:

       1.     Coopers & Lybrand L.L.P, independent accountants;

       2.     Counsel opining as to the legality of securities being registered;

       3.     Craig Waddington, Actuary.

The following Exhibits:

       99. The following Exhibits correspond to those required by Paragraph A of the instructions as to Exhibits in Form N-8B-2:

       A.1. Resolution of Board of Directors of MML Bay State establishing the Separate Account.

              2.     Not applicable.

              3.     Distribution Contracts:

                     a. Form of Distribution Servicing Agreement between MMLISI and MML Bay State./1/

                     b.   Not applicable.

                     c.   Not applicable.

              4.     Not applicable.

              5.     Form of Flexible Premium Variable Whole Life Insurance
              Policy.

              6.     a.   Certificate of Incorporation of MML Bay State.

                     b.   By-Laws of MML Bay State.

--------------------

/1/       Incorporated by reference to Post-Effective Amendment No. 1 of
Registration Statement 33-82060 as an exhibit filed with the Commission effective May 1, 1996.

              7.     Not applicable.

              8.     Not applicable.

              9.     Not applicable.

              10. Form of Application for a flexible premium variable whole life insurance policy.

              11. Memorandum describing MML Bay State's issuance, transfer, and redemption procedures for the Policy.

       B. Opinion and Consent of Counsel as to the legality of the securities being registered.

       C. No financial statement will be omitted from the Prospectus pursuant to Instruction 1(b) or (c) of Part I.

       D.     Not applicable.

       E.     Consent of Coopers & Lybrand L.L.P.

       F. Opinion and consent of Craig Waddington as to actuarial matters pertaining to the securities being registered.

       G.     Powers of Attorney/2/

--------------------

/1/    Incorporated by reference to Post-Effective Amendment No. 1 of
Registration Statement 33-82060 as an exhibit filed with the Commission effective May 1, 1996.
/2/    Incorporated by reference to Post-Effective Amendment No. 4 to
Registration Statement No. 33-79750 as an exhibit filed with the Commission effective May 1, 1998.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, MML Bay State Variable Life Separate Account I, certifies that it meets all of the requirement for effectiveness of this Post-Effective Amendment No. 10 pursuant to Rule 485(b) under the Securities Act of 1933 and has caused this Post-Effective Amendment No. 10 to Registration Statement No. 33-19605 to be signed on its behalf by the undersigned thereunto duly authorized, all in the city of Springfield and the Commonwealth of Massachusetts, on the 10th day of April, 1998.

       MML BAY STATE VARIABLE LIFE SEPARATE ACCOUNT I

       MML BAY STATE LIFE INSURANCE COMPANY
       (Depositor)

       By:    /s/ Lawrence V. Burkett, Jr.*
              ---------------------------------------------------------------
              Lawrence V. Burkett, Jr., President and Chief Executive Officer MML Bay State Life Insurance Company

/s/ Richard M. Howe     On April 10, 1998, as Attorney-in-Fact pursuant to
---------------------   powers of attorney incorporated by reference.
*Richard M. Howe

       As required by the Securities Act of 1933, this Post-Effective Amendment No. 10 to Registration Statement No. 33-19605 has been signed by the following persons in the capacities and on the duties indicated.


    Signature                                 Title                              Date

/s/ Lawrence V. Burkett, Jr*             Director, President and Chief           April 3, 1998
------------------------------           Executive Officer
Lawrence V. Burkett, Jr.

/s/ Edward M. Kline*                     Treasurer (Principal Financial          April 3, 1998
----------------------                   Officer)
Edward M. Kline

/s/ John Miller, Jr*                     Second Vice President and               April 3, 1998
----------------------                   Comptroller (Principal Accounting
John Miller, Jr                          Officer)

/s/ Paul D. Adornato*                    Director                                April 3, 1998
-----------------------
Paul D. Adornato

/s/ John B. Davies*                      Director                                April 3, 1998
---------------------
John B. Davies

/s/ Anne Melissa Dowling*                Director                                April 3, 1998
---------------------------
Anne Melissa Dowling

/s/ Maureen R. Ford*                     Director                                April 3, 1998
----------------------
Maureen R. Ford

/s/ Isadore Jermyn*                      Director                                April 3, 1998
---------------------
Isadore Jermyn

/s/ Stuart H. Reese*                     Director                                April 3, 1998
----------------------
Stuart H. Reese

/s/ Richard M. Howe                      On April 3, 1998, as Attorney-in-Fact pursuant to
-------------------                      powers of attorney.
*Richard M. Howe

                           REPRESENTATION BY REGISTRANT'S COUNSEL
                           --------------------------------------

As Counsel for MML Bay State, I, Richard M. Howe, have reviewed this Post-Effective Amendment No. 10 to Registration Statement No. 33-19605, and represent, pursuant to the requirement of paragraph (e) of Rule 485 under the Securities Act of 1933, that this Amendment does not contain disclosures which would render it ineligible to become effective pursuant to paragraph (b) of said Rule 485.

/s/ Richard M. Howe
-------------------
Richard M. Howe
Second Vice President & Assoc. General Counsel
Massachusetts Mutual Life Insurance Company

                                            EXHIBIT LIST

  99.A.1. Resolution of Board of Directors of MML Bay State establishing the Separate Account.

  99.A.5.    Form of Flexible Premium Variable Whole Life Insurance Policy.

99.A.6.a.    Certificate of Incorporation of MML Bay State.

99.A.6.b.    By-Laws of MML Bay State.

 99.A.10. Form of Application for a flexible premium variable whole life insurance policy.

 99.A.11. Memorandum describing MML Bay State's issuance, transfer, and redemption procedures for the Policy.

    99.B.    Opinion and Consent of Richard M. Howe

    99.E.    Consent of Coopers & Lybrand, L.L.P.

    99.F.    Opinion and Consent of Craig Waddington